UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.   )

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SILVACO GROUP, INC.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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i

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS

Date and Time:	Wednesday, April 22, 2026, at 9:00 a.m. local (Pacific) time

Place:	Live interactive webcast on the Internet at www.virtualshareholdermeeting.com/svco2026. You will not be able to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) in person.

Item of Business:	1.	Elect the nominees named in the attached Proxy Statement to the Board of Directors, each to serve for a one-year term expiring in 2027.

Record Date:
The Board of Directors has fixed the close of business on February 25, 2026, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment(s) or postponement(s) thereof.

Proxy Voting:
Your vote is very important to us. Whether or not you plan to participate in the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible to ensure your shares are represented at the Annual Meeting. If you participate in and vote at the Annual Meeting, your proxy or voting instructions will not be used.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS
The Notice of Annual Meeting, Proxy Statement and our 2025 Annual
Report on Form 10-K are first being made available to stockholders at
www.proxyvote.com on or about March 12, 2026. You are
encouraged to access and review all of the important information contained in our proxy materials before voting.
By Order of the Board of Directors, Dr. Walden C. Rhines Chief Executive Officer March 12, 2026: Santa Clara, California
ii
CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS .......................................................................................................	i
CONTENTS ............................................................................................................................................................................	ii
PROXY SUMMARY ................................................................................................................................................................	iv
ABOUT SILVACO ................................................................................................................................................................................	1
BOARD OF DIRECTORS SNAPSHOT ...........................................................................................................................................	1
EXECUTIVE OFFICERS ....................................................................................................................................................................	1
CORPORATE GOVERNANCE HIGHLIGHTS ................................................................................................................................	2
VOTING INFORMATION .........................................................................................................................................................................	2
VOTING MATTERS AND BOARD RECOMMENDATIONS .........................................................................................................	2
HOW TO CAST YOUR VOTE ...........................................................................................................................................................	2
PROPOSAL 1 – ELECTION OF DIRECTORS ....................................................................................................................................	3
GENERAL .............................................................................................................................................................................................	3
COMPOSITION ...................................................................................................................................................................................	3
DIRECTOR NOMINEES ....................................................................................................................................................................	5
VOTE REQUIRED ...............................................................................................................................................................................	7
RECOMMENDATION .........................................................................................................................................................................	8
NON-CONTINUING DIRECTORS	8
AUDIT AND NON-AUDIT FEES .............................................................................................................................................................	9
AUDIT COMMITTEE PRE-APPROVAL POLICIES .......................................................................................................................	9
PRINCIPAL ACCOUNTANT FEES AND SERVICES .....................................................................................................................	9
AUDIT COMMITTEE REPORT ..............................................................................................................................................................	10
CORPORATE GOVERNANCE ...............................................................................................................................................................	11
BOARD COMPOSITION AND GOVERNANCE .............................................................................................................................	11
BOARD COMMITTEES ......................................................................................................................................................................	13
DIRECTOR SELECTION, EVALUATION AND COMMUNICATIONS .........................................................................................	15
OTHER GOVERNANCE MATTERS ................................................................................................................................................	16
MANAGEMENT ...................................................................................................................................................................................	18
DIRECTOR COMPENSATION ...............................................................................................................................................................	19
CASH COMPENSATION ...................................................................................................................................................................	19
EQUITY COMPENSATION ................................................................................................................................................................	19
DIRECTOR COMPENSATION LIMITS ............................................................................................................................................	19
DIRECTOR COMPENSATION TABLE — 2025 .............................................................................................................................	20
EXECUTIVE COMPENSATION .............................................................................................................................................................	21
EXECUTIVE SUMMARY ....................................................................................................................................................................	21
SUMMARY COMPENSATION TABLE .............................................................................................................................................	22
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END .......................................................................................................	27
EQUITY COMPENSATION PLAN INFORMATION .............................................................................................................................	28
BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS .........................................................................................................	29
DELINQUENT SECTION 16(A) REPORTS .........................................................................................................................................	30
OTHER MATTERS ...................................................................................................................................................................................	31
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS ...............................................................................	31
PROPOSALS AND NOMINATIONS FOR 2027 ANNUAL MEETING OF STOCKHOLDERS ................................................	32
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING PROCEDURES ............................................	33
GENERAL INFORMATION .....................................................................................................................................................................	36
PROXY SOLICITATION EXPENSES ...............................................................................................................................................	36
AVAILABLE INFORMATION ..............................................................................................................................................................	36
HOUSEHOLDING ...............................................................................................................................................................................	36
OTHER MATTERS ..............................................................................................................................................................................	36

PROXY SUMMARY
This section highlights information about Silvaco Group, Inc. (“we,” “our,” “us” or the “Company”) and our Board of Directors (the
“Board”) that is contained elsewhere in this Proxy Statement. This section does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting.
ABOUT SILVACO
We are a provider of technology computer aided design software (“TCAD”), electronic data automation software (“EDA”), and semiconductor intellectual property (“SIP”). Our solutions are used by engineers to optimize semiconductor manufacturing processes and efficiently bring semiconductor products to market.  Our differentiated solutions enable our customers to increase productivity, accelerate time-to-market and reduce development and manufacturing costs. Our customers include semiconductor manufacturers and systems companies that design and manufacture products containing semiconductors. Semiconductors are at the heart of innovation in many industries, including AI, display, power devices, automotive, memory, hyperscale and cloud computing, Internet of
Things, telecommunications and many more. We are headquartered in Santa Clara, California, and have a global presence with offices located in North America, Brazil, Europe, Egypt, China, Japan, Korea, Singapore, Taiwan, and Vietnam.  On May 8, 2024, we
completed our initial public offering (the “IPO”), and our common stock began trading on the Nasdaq Global Select Market under the ticker “SVCO.”
BOARD OF DIRECTORS SNAPSHOT
The following table sets forth certain information regarding our directors as of March 12, 2026. For detailed biographies of our directors, see “Proposal 1-Election of Directors—Director Nominees” on pages 5 to 7.

Name	Age	Director Since	Independent	Primary Occupation	Committee Membership
Katherine S. Ngai- Pesic	76	2012	No	President of Kipee International, Inc.	CC, NCGC
Dr. Hau L. Lee	73	2022	Yes	Retired Professor and Independent Board Director	AC
Anita Ganti	54	2024	Yes	Independent Board Director	CC (Chair)
William H. Molloie, Jr.	61	2022	Yes	Lecturer at the University of California, San Diego Rady School of Management	AC (Chair)
Anthony K. K. Ngai	43	2018	Yes	Chief Financial Officer of Unience.io	AC, CC, NCGC (Chair)
Iliya Pesic	44	2025	No	Board Director	NCGC
Dr. Walden C. Rhines	79	2022	No	Chief Executive Officer of Silvaco Group, Inc.	—
Jodi L. Shelton	60	2022	Yes	Chief Executive Officer of the Global Semiconductor Alliance	CC, NCGC
AC Audit Committee; CC Compensation Committee; NCGC NCG Committee
EXECUTIVE OFFICERS
The following table sets forth certain information regarding our executive officers as of March 12, 2026. For detailed biographies of our executive officers, see “Corporate Governance—Management” on page 18.

Name	Age	Position
Dr Walden C. Rhines	79	Chief Executive Officer
Christopher Zegarelli	51	Chief Financial Officer
Candace Jackson	41	SVP, General Counsel and Corporate Secretary

CORPORATE GOVERNANCE HIGHLIGHTS
The Company is committed to good corporate governance, which promotes the long-term interests of our stockholders, strengthens accountability of the Board and helps build public trust in the Company. Highlights include the following:

Board Leadership Structure and Practices
•Lead Independent Director with a well-defined role and
robust responsibilities
•Majority of continuing directors are independent (4 out
of 7 continuing directors)
•Audit Committee composed solely of independent
directors
•Comprehensive risk oversight practices, including
oversight of environmental and cybersecurity risk, with
quarterly updates from management on risks we face
•Regular strategic updates from our Chief Executive
Officer
•Regular executive sessions of independent directors
•Annual Board and committee self-evaluations
•NCG Committee makes regular reports on succession
planning efforts
•Directors may only serve on the board of directors of
four other public companies, absent approval from the
Chair of the Board or the NCG Committee

Stockholder Rights
•Majority voting for directors
•No stockholder rights plan
•Declassified board
Compensation and Governance Best Practices
•Independent compensation consultant
•Hedging policy that requires pre-approval
•Pledging policy that requires pre-approval
•Compensation recovery (“clawback”) policy
•No “single trigger” change of control provisions
•No excise tax gross-ups

VOTING INFORMATION
VOTING MATTERS AND BOARD RECOMMENDATIONS
Our Board is soliciting your proxy to vote on the following matters at our Annual Meeting to be held at 9:00 a.m. local (Pacific) time on
Wednesday, April 22, 2026, via live interactive webcast on the Internet at www.virtualshareholdermeeting.com/svco2026, where you will also have the opportunity to submit questions to the Company during the Annual Meeting:

		Vote Required	Board Recommendation	Page
Proposal No. 1	Election of 7 Director Nominees	Plurality of Votes Cast	For	3
HOW TO CAST YOUR VOTE

INTERNET	PHONE	MAIL	AT THE ANNUAL MEETING
Follow the Internet voting instructions provided in the notice or separate proxy card or voting instruction form you received.	Follow the telephone voting instructions provided in the notice or separate proxy card or voting instruction form you received.	Send your completed and signed proxy card or voting instruction form to the address on your proxy card or voting instruction form.	Vote during the meeting via the Internet at www.virtualshareholdermeeting.com/ svco2026.

On March 12, 2026, the proxy materials for our Annual Meeting, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), were first sent or made available to our stockholders entitled to vote at the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS
GENERAL
The size of our Board is currently eight directors. On the recommendation of the Nominating and Corporate Governance Committee
(the “NCG Committee”), the Board has nominated the following seven individuals for election: Katherine S. Ngai-Pesic, Dr. Cheemin
Bo-Lin, Anita Ganti, Anthony K. K. Ngai, Iliya Pesic, Dr. Walden C. Rhines, and Dr. Theodore L. Tewksbury III. Immediately following the Annual Meeting, the size of the Board will be reduced to seven directors. Directors elected at the Annual Meeting will hold office until the 2027 annual meeting of stockholders or until such director’s successor has been duly elected and qualified, or until their earlier resignation or removal.
Pursuant to a Stockholders Agreement, dated April 12, 2024 (the “Stockholders Agreement”) with Ms. Katherine Ngai-Pesic, Mr. Iliya
Pesic, Ms. Yelena Pesic, and the SMIK Trust (the “Principal Stockholders”), the Principal Stockholders have the right to designate individuals as nominees for election to the Board, depending on their aggregate ownership percentage of the shares of our issued and outstanding common stock. Specifically, at any time the Principal Stockholders together beneficially own in the aggregate (i) fifty percent or more, they are entitled to designate four nominees; (ii) less than fifty percent but at least forty percent, they are entitled to designate three nominees; (iii) less than forty percent but at least twenty percent, they are entitled to designate two nominees, and (iv)
less than twenty percent but at least ten percent, they are entitled to designate nominee. The SMIK Trust was dissolved on July 1,
2024, and the shares held by it were distributed to the other Principal Stockholders. As of the date of this Proxy Statement, the
Principal Stockholders own in the aggregate approximately 58.2% of our issued and outstanding common stock, and pursuant to the
Stockholders Agreement, have nominated Dr. Bo-Linn, Dr. Tewksbury, Ms. Pesic, and Mr. Pesic for election to the Board.
All of the nominees have consented to being named in this Proxy Statement and to serve as a director if elected. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. In the event that a nominee is unable for any reason or unwilling for good cause to serve at the time of the Annual Meeting, the persons who are designated as proxy holders may exercise discretionary authority to vote for a substitute nominee selected by our Board or our Board may decrease the size of the Board.
Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of each of Katherine S. Ngai-
Pesic, Dr. Cheemin Bo-Linn, Anita Ganti, Anthony K. K. Ngai, Iliya Pesic, Dr. Walden C. Rhines, and Dr. Theodore L. Tewksbury III.
COMPOSITION
Nominee Snapshot
The following provides a snapshot of our seven director nominees:

Nominee Skills, Experience and Background
We believe each of the director nominees possess the professional and personal qualifications necessary for effective service as a director. In addition to each director nominee’s specific experience, qualifications and skills, we believe that each nominee has the individual character and integrity; business experience and leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to the Company. We believe all director nominees have a commitment to the Company and to building long-
term stockholder value.
The following chart shows a summary of the skills and core competencies of the director nominees:

	Katherine S. Ngai- Pesic	Dr. Cheemin Bo- Linn	Anita Ganti	Anthony K.K. Ngai	Iliya Pesic	Dr. Theodore L. Tewksbury III	Dr. Walden C. Rhines
Semiconductor Industry: Expertise in the semiconductor industry, including design, manufacturing, market dynamics, and industry trends	●	●	●		●	●	●
Semiconductor, EDA, and TCAD Technology: Technical expertise in semiconductor science, and EDA and TCAD engineering	●		●		●	●	●
Software: Expertise in software development, deployment, and lifecycle management			●	●		●	●
Financial Expertise: Strong background in accounting, audit functions and financial management and analysis	●	●	●	●		●	●
Corporate Governance: Understanding of corporate governance principles, practices, and regulatory requirements applicable to public companies	●	●	●	●	●	●	●
Global Sales Business: Executive level experience with international business development, customer development and strategic planning		●	●	●	●	●	●
M&A: Proficiency in mergers and acquisitions processes	●	●	●	●	●	●	●
IT & Cybersecurity: Expertise in information technology (IT) infrastructure, systems, and cybersecurity risk		●	●	●	●	●
Compensation/Human Capital Management: Experience in compensation, organizational management, leadership, talent development, and identifying, recruiting and motivating top talent	●	●	●	●	●	●	●

DIRECTOR NOMINEES

Katherine S. Ngai-Pesic Chair of the Board Age: 75 Director Since: 2012 Committees: Compensation, Nominating & Corporate Governance
Katherine S. Ngai-Pesic co-founded Silvaco in 1984 and is our controlling stockholder. Ms.
Ngai-Pesic has served as a member of the Board since November 2012 and as Chair of the
Board since December 2021. Ms. Ngai-Pesic has also served as a member of our Compensation
Committee since May 2021, including as chair from December 2021 to September 2022, as a member of our NCG Committee since December 2021, including as chair from May 2021 to
December 2021, and as and as a member of our Audit Committee from May 2021 to September
2022. In addition, Ms. Ngai-Pesic founded Kipee International, Inc. in March 2001 and has served as its President since inception and founded the Lee Ho Yee Foundation in April 2021 and has served as chair of its board of directors since inception. Mrs. Ngai-Pesic has served as president of the Marriott Business Center HOA Association since October 2012.  Ms. Ngai-Pesic received a B.S. in chemistry and an M.S. in electrical engineering from Santa Clara University.
Specific Qualifications, Attributes, Skills and Experience:
We believe Ms. Ngai-Pesic is qualified to serve on the Board due to her extensive knowledge of the Company as co-founder, over 30 years of experience in the semiconductor industry, and extensive leadership and management experience.

Cheemin Bo-Linn Director Nominee Age: 72
Cheemin Bo-Linn, is a director and chair of the audit committee of Kore Wireless (NYSE: Kore), where she has served since 2021, and she has served as an advisory board member of Bain
Capital Ventures since 2025. From 2013 to 2024, Dr. Bo-Linn was the Chairperson and Chief
Executive Officer of Peritus Partners Inc., a global analytics and valuation accelerator company, which provides strategy and operations expertise in technology, cybersecurity, financial structures, and digital transformation. From 2010 to 2012, Dr. Bo-Linn was Chief Marketing
Officer and Chief Revenue Officer at NetLine Corporation, the largest B2B internet digital content syndication network, and top ranked mobile applications company. Prior to NetLine Corporation,
Dr. Bo-Linn held multiple C-suite and M&A partner roles at various companies, including at IBM as Vice-President growing multi-billion-dollar P&L businesses. She has served as an independent director for multiple private companies and has served on global public company boards including Blackline Safety, Flux Power, BMCH/now Builders FirstSource, Lake
Resources, Data IO, Sphere 3d, Violin Memory. She was also appointed Visiting Professor of the
Joint EMBA/MBA program of Columbia Univesitu, London School of Business and the University
of Hong Kong in finance and digital technology. Dr. Bo-Linn holds a Doctorate of Education in
“Computer-based Management Information Systems and Organizational Change” from the
University of Houston and is a graduate of Stanford University Graduate School of Business
Executive Certificate Program.
Specific Qualifications, Attributes, Skills and Experience:
We believe Ms. Bo-Linn is qualified to serve on the Board due to her technology-semiconductor,
AI, SaaS/software, security, and infrastructure experience, as well as her extensive public company board experience and leadership.

Anita Ganti Independent Director Age: 54 Director Since: 2024 Committees: Compensation (Chair)
Anita Ganti has served as a member of our board of directors since March 2024 and as the
Chair of our Compensation Committee since April 2024. Ms. Ganti is currently Chief Operating
Officer of KAVIA AI, an AI software development platform for enterprise. From 2013 to 2015, she was vice president of global technology at Flex Ltd. (formerly Flextronics), a global electronics manufacturing services company. Since 2020, Ms. Ganti has served as member of the board of directors and the audit committee of Power Integrations Inc. (Nasdaq: POWI), which is a fabless semiconductor company. In addition, between June 2023 and April 2024, she served as a director and the chairperson of the compensation committee and member of the audit committee of Exro Technologies (TSX: EXRO), a power-control electronics company. Ms. Ganti has a B.S.
in electrical engineering from Veermata Jijabai Technological Institute in India, an M.S.E.E. from
Virginia Polytechnic Institute and State University, and an M.B.A. from the Wharton School,
University of Pennsylvania.
Specific Qualifications, Attributes, Skills and Experience:
We believe Ms. Ganti is qualified to serve on the Board due to her extensive operating experience and executive leadership and her deep knowledge of the technology industry.

Anthony K. K. Ngai Independent Director Age: 43 Director Since: 2018 Committees: Audit, Compensation, Nominating and Corporate Governance (Chair)
Anthony K. K. Ngai has served as a member of the Board since October 2018 and as a member of our NCG Committee, Compensation Committee and Audit Committee since May
2021. Mr. Ngai has also served as Chair of our NCG Committee since September 2022 and served as Chair of our Audit Committee from November 2021 to April 2022. From June 2022 to
January 2026, Mr. Ngai served as the Chief Financial Officer of Unience.io, a technology company based in Hong Kong that develops blockchain and Web3 applications and community.
From September 2020 to June 2022, Mr. Ngai served as a Partner of Gravity Capital Partners
Co. and the Responsible Officer of Avanta Investment Management, an asset management company. Prior to that, Mr. Ngai served as the Head of Credit Trading at J.P. Morgan Asia
Pacific, a global financial services firm, from June 2004 to September 2018. In November 2018,
Mr. Ngai co-founded JUST FEEL, a nonprofit charity focused on mental health in education.
Since July 2020, Mr. Ngai served on the Board of Trustees of the Chinese University of Hong
Kong, Chung Chi College. Mr. Ngai received a B.S. in quantitative finance from The Chinese
University of Hong Kong and is a graduate of the Program for Management Development from
Harvard Business School.
Specific Qualifications, Attributes, Skills and Experience:
We believe Mr. Ngai is qualified to serve on the Board due to his financial expertise and extensive leadership and management experience.

Iliya Pesic Age: 44 Director Since: 2025 Committees: Nominating and Corporate Governance
Iliya I. Pesic has served as a member of the Board and our NCG Committee since May 2025.
He previously served as a member of the Board from November 2012 to October 2023, including as Chair of the Board from November 2012 to September 2014 and as Executive Chair of the
Board from September 2014 to April 2021. Mr. Pesic also served on our Audit, Compensation, and NCG Committees from May 2021 to October 2023, including as Chair of our Compensation
Committee from April 2021 until December 2021. Mr. Pesic holds a B.S. in electrical engineering from Santa Clara University and an M.S. in electronic engineering from Tohoku University in
Japan.
Specific Qualifications, Attributes, Skills and Experience:
We believe Mr. Pesic is qualified to serve on the Board due to his extensive knowledge of the
Company and experience in the semiconductor industry.

Dr. Walden C. Rhines Chief Executive Officer and Director Age: 79 Director Since: 2022
Walden C. Rhines, Ph.D., has served as our Chief Executive Officer since August 2025, and as a member of the Board and Audit Committee since September 2022. From March 2020 to June
2025, Dr. Rhines served as President and Chief Executive Officer of Cornami, Inc., a fabless semiconductor company. Since 2015, Dr. Rhines has also served as a member of the board of directors and as chair of the compensation committee of Qorvo, Inc. (Nasdaq: QRVO), a semiconductor company, and its chairman since November 2023. He served as a member of the board of directors of PTK Acquisition Corp. (NYSE: PTK), a special purpose acquisition company from July 2020 until September 2021 and served on its audit, nominating and compensation committees. From October 1993 to March 2017, Dr. Rhines served as President and Chief
Executive Officer of Mentor Graphics Corporation, an EDA company, and chairman of its board of directors from 2000 until its acquisition by Siemens AG in March 2017, pursuant to which the company was renamed Mentor Graphics, a Siemens Business. Following the acquisition, Dr.
Rhines served as President and Chief Executive Officer of Siemens EDA (formerly Mentor
Graphics, a Siemens Business), from March 2017 to October 2018, after which he served as its
Chief Executive Officer Emeritus until September 2020. Dr. Rhines received a B.S.E. in engineering from the University of Michigan, an M.S. and Ph.D. in materials science and engineering from Stanford University, and a M.B.A. from the Southern Methodist University, Cox
School of Business.
Specific Qualifications, Attributes, Skills and Experience:
We believe Dr. Rhines is qualified to serve on the Board due to his experience in the semiconductor and EDA industries, extensive leadership and management experience in technology-based corporations, and experience on public company boards.

Dr. Theodore L. Tewksbury III Director Nominee Age: 69
Dr. Theodore (Ted) Tewksbury served as CEO of Velodyne Lidar, lidar technology company, from November 2021 until February 2023. Prior to that, he was CEO of Eta Compute, a provider of ultra-low power AI vision systems, from August 2019 to November 2021. Dr. Tewksbury has been a director of MaxLinear, Inc. (Nasdaq: MXL), a mixed-signal semiconductor company, since
May 2015, where he chairs the cybersecurity committee and serves on the audit and nominating and governance committees. From February 2017 to March 2019, Dr. Tewksbury was Chairman
and CEO of Energy Focus, Inc., a provider of high-performance LED lighting solutions. Dr.
Tewksbury was a director of Entropic Communications from September 2010 and CEO from
November 2014 until MaxLinear’s acquisition of Entropic in April 2015. From 2013 to November
2014, he was an independent consultant to technology companies. From 2008 to 2013, Dr.
Tewksbury served as CEO of Integrated Device Technology, Inc. and, from 2006 to 2008, was
CEO of AMI Semiconductor, both of which were public semiconductor companies. Prior to that, he held management and engineering leadership roles at Maxim Integrated Products, IBM
Microelectronics and Analog Devices. Dr. Tewksbury was a member of the board of directors of the Global Semiconductor Alliance (GSA) from March 2011 to August 2013. Dr. Tewksbury holds a B.S. in Architecture and an M.S. and a Ph.D. in Electrical Engineering from the Massachusetts
Institute of Technology.
Specific Qualifications, Attributes, Skills and Experience:
We believe that Dr. Tewksbury is qualified to serve as a member of our Board due to his industry knowledge and extensive experience as an executive and director of public technology companies.

VOTE REQUIRED
Each director nominee will be elected at the Annual Meeting by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 1. This means that the seven candidates receiving the highest number of votes cast in favor of their election will be elected. Proxies cannot be voted for a greater number of persons than the seven director nominees named in Proposal 1.

An incumbent candidate for director who does not receive a majority of the votes cast in favor of her or his re-election is expected to tender their irrevocable resignation to our Board. Our Board will determine whether to accept or reject the tendered resignation generally within 90 days after certification of the election results of the stockholder vote based on factors the Board may deem relevant, including, without limitation, any stated reasons why stockholders withheld votes from such director, the director’s qualifications, the director’s past and expected future contributions to the Company, and the overall composition of the Board. If applicable, we will publicly disclose the decision regarding any tendered resignation and the rationale behind the decision in a filing of a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”).
RECOMMENDATION
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.
NON-CONTINUING DIRECTORS

Dr. Hau L. Lee Lead Independent Director Age: 73 Director Since: 2022 Committees: Audit
Hau L. Lee, Ph.D., has served as a member of the Board, as our Lead Independent
Director, and as a member of our Audit Committee since September 2025. From
September 2002 to November 2023, Dr. Lee served as an Operations, Information and
Technology Professor at the Graduate School of Business at Stanford University, where he had been a professor since 1983. From February 2012 to April 2025, Dr. Lee also served on the board of directors of TD SYNNEX Corporation (NYSE: SNX), a distributor and solutions aggregator for the IT ecosystem. Since April 2013, Dr. Lee has served as a member of the board of directors and on the audit and compensation committees of Lion
Rock Group Limited (HKG: 1127) and its Lead Independent Director since June 2023. In addition, from March 2014 to July 2020, Dr. Lee served as a member of the board of directors and on the compensation committee of Frontier Services Group (HKG: 0500), a
Chinese Africa-focused security, aviation, and logistics company. From June 2014 to
September 2020, he served as a member of the board directors and on the compensation committee of Global Brands Group (SEHK: 787), a brand management company, and from February 2019 to September 2022, Dr. Lee served as a member of the board of directors and on the compensation committee of LF Logistics, a logistics solution company. Dr. Lee serves on the board of directors of Giv2Asia. In November
1999, Dr. Lee co-founded DemandTec, Inc., a retail pricing technology company. Dr. Lee received a B.Soc.Sc. degree in Economics and Statistics from the University of Hong
Kong, an M.Sc. degree in operational research from the London School of Economics and an M.S. and Ph.D in operations research from the Wharton School of the University of Pennsylvania.

William H. Mollie, Jr. Independent Director Age: 61 Director Since: 2022 Committees: Audit (Chair)
William H. Molloie, Jr., has served as a member of the Board and as Chair of our Audit
Committee since May 2022. Since March 2021, Mr. Molloie has been a lecturer at the
University of California, San Diego Rady School of Management. In July 1986, Mr.
Molloie joined PricewaterhouseCoopers, a public accounting firm, and served as an assurance partner from October 1997 to June 2020. Mr. Molloie received a B.A. in accounting and finance from Temple University.

Jodi L. Shelton Independent Director Age: 60 Director Since: 2022 Committees: Compensation, Nominating and Corporate Governance
Jodi L. Shelton has served as a member of the Board and as a member of our NCG
Committee since September 2022 and has served as a member of our Compensation
Committee since April 2025. Ms. Shelton co-founded the Global Semiconductor Alliance, a leading semiconductor industry organization, in June 1994 and has served as its Chief
Executive Officer since June 1994. Ms. Shelton also co-founded Shelton Group, a strategic investor relations firm, in February 1994 and has served as its chair since
February 1994. Since March 2021, Ms. Shelton has also served on the board of directors and as a member of the audit and compensation committees of LF Capital
Acquisition Corp (Nasdaq: LFAC), a special purpose acquisition company. Ms. Shelton received a B.S. in political science from San Diego State University and an M.S. in political science from University of Houston.

AUDIT AND NON-AUDIT FEES
Baker Tilly US, LLP (“Baker Tilly”), formerly Moss Adams LLP, has served as the Company's independent auditor since April 2021.
The Audit Committee of the Board has determined that Baker Tilly is independent with regard to the Company within the meaning of the Exchange Act and the applicable published rules and regulations thereunder and by the Public Company Accounting Oversight
Board (the “PCAOB”). One or more representatives of Baker Tilly are expected to be present at the Annual Meeting and have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
AUDIT COMMITTEE PRE-APPROVAL POLICIES
The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit and permitted non-audit services to be performed by our independent auditor. The Audit Committee will not approve any non-
audit services prohibited by applicable SEC regulations.
To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chair of the Audit Committee or any one or more other members of the Audit Committee, provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit
Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.
All of the services provided by Baker Tilly in 2025 and 2024 described below under the captions “Audit Fees,” “Audit-Related Fees,”
“Tax Fees,” and “All Other Fees” were approved by our Audit Committee pursuant to the foregoing pre-approval policies.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The aggregate fees billed to the Company by Baker Tilly for professional services rendered in 2025 and 2024 are as follows:

Fees	2025 ($)	2024 ($)
Audit Fees	1,042,091	972,044
Audit-Related Fees (1)	—	671,420
Tax Fees (2)	148,890	—
All Other Fees	—	—
Total Fees	1,190,981	1,643,464
(1)Includes fees for IPO preparation services rendered by Baker Tilly for fiscal 2024.
(2)Includes fees for tax preparation, tax audit support, and acquisition-related tax advice for fiscal 2025.

AUDIT COMMITTEE REPORT
Our Board has appointed an Audit Committee consisting of three directors. The current members of the Audit Committee are Dr. Hau
Lee, William H. Molloie, Jr. (Chair), and Anthony K. K. Ngai. Each of the Audit Committee members is “independent” of our company and management, as that term is defined under applicable Nasdaq listing standards and SEC rules, and each satisfies the requirements of the Nasdaq listing standards as to financial literacy.
The responsibilities of the Audit Committee are set forth in a written charter adopted by the Board as of May 2024. The primary responsibility of the Audit Committee is to assist our Board in fulfilling its responsibility to oversee management’s conduct of our
Company’s financial reporting process, including overseeing the financial reports and other financial information provided by our
Company to governmental or regulatory bodies (such as the SEC), the public, and other users thereof; our Company’s systems of internal accounting and financial controls; and the annual independent audit of our Company’s financial statements.
Management has the primary responsibility for preparing the Company’s financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and for the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the annual financial statements prepared by management and expressing an opinion on the conformity of those audited financial statements with U.S. GAAP.
In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements included in the
2025 Annual Report with management and the independent auditor. The Audit Committee discussed with the independent auditor the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received from the independent auditor written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with the independent auditor the firm’s independence from management and our Company, including the matters covered by the written disclosures and letter provided by the independent auditor, and considered the compatibility of non-audit services with Baker
Tilly’s independence.
The Audit Committee discussed with the independent auditor the overall scope and plans for its audits. The Audit Committee met with the independent auditor, with and without management present, to discuss the results of its audit, its consideration of our Company’s internal controls, and the overall quality of the financial reporting. The Audit Committee held five meetings with management of our
Company, all of which were attended by our independent auditor, with respect to our Company’s financial statements and audit or quarterly review procedures.
Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements be included in our 2025 Annual Report.
This report has been furnished by the Audit Committee of the Board.
Audit Committee
Dr. Hau Lee
William H. Molloie, Jr., Chair
Anthony K. K. Ngai
The foregoing report of the Audit Committee is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this
Proxy Statement and irrespective of any general incorporation language in such filing.

CORPORATE GOVERNANCE
BOARD COMPOSITION AND GOVERNANCE
Director Attendance
During 2025, the Board held 11 meetings. All directors who served on the Board during 2025 attended at least 75% of the total number of meetings of the Board and the Board committees on which each director served that were held during the period of the director’s service during the year. We encourage our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we generally schedule a meeting of our Board on the same day as our annual meeting of stockholders.
Independent Directors and Controlled Company Exemption
We are a “controlled company” within the meaning of the Nasdaq listings rules. As a result, we qualify for exemptions from certain corporate governance requirements under those rules, including the requirements that within one year of the completion our IPO, we have a board comprised of a majority of independent directors and a compensation committee and a nominating and corporate governance committee that is each composed entirely of independent directors. The Board intends to avail itself of the exemptions from the requirement to have a compensation committee and a nominating and corporate governance committee that is each composed entirely of independent directors. There is no controlled company exemption for audit committees, and we are therefore subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit committee (as discussed below), which requires that the audit committee be comprised of at least three members composed entirely of independent directors by the first anniversary of the IPO.
The rules of Nasdaq define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Because the Principal Stockholders own approximately 58.2% of our outstanding common stock, representing 58.2% of the voting power of the outstanding common stock, they are able to control the outcome of matters submitted to our stockholders for approval, including the election of all of our directors. If, in the future, we cease to be a controlled company and we continue to be listed on Nasdaq, we will be required to comply with the director independence requirements of Nasdaq relating to the board of directors, compensation committee and nominating and corporate governance committee by the date our status as a controlled company changes or within specified transition periods applicable to certain provisions, as the case may be.
Under the corporate governance rules of Nasdaq, no director qualifies as “independent” unless the Board affirmatively determines that the director has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Dr. Rhines is not considered an independent director due to his current position as our
Chief Executive Officer, and Ms. Ngai-Pesic and Mr. Pesic are not considered independent due to their status as Principal
Stockholders.
The Board has determined that each of Mses. Ganti and Shelton and Drs. Lee and Rhines, and Messrs. Molloie and Ngai is
independent under the current listing standards of Nasdaq. In this Proxy Statement, we refer to each of Mses. Ganti and Shelton and
Drs. Lee and Rhines, and Messrs. Molloie and Ngai as our “Independent Directors.”
The Board has also determined that each of the two new nominees for election to the Board, Drs. Bo-Linn and Tewksbury, is independent under the current listing standards of Nasdaq.
Ms. Ngai-Pesic is the mother of Mr. Pesic and aunt of Mr. Ngai. Mr. Ngai and Mr. Pesic are first cousins.  Ms. Ngai-Pesic and Messrs.
Ngai and Pesic are members of the Board.
Executive Sessions and Independent Director Meetings
We regularly schedule executive sessions of our Board at which non-management directors meet without the presence or participation of management. The Chair of our Board presides at such executive sessions. The Independent Directors also meet in regularly scheduled executive sessions.

Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines, which provide the framework for the governance of our Company and represent the Board’s current views with respect to selected corporate governance issues considered to be of significance to our stockholders. The Corporate Governance Guidelines direct our Board’s actions with respect to, among other things, director qualifications, establishment of the Board’s standing committees, succession planning and the Board’s annual performance evaluation. A current copy of the Corporate Governance Guidelines is available in the Corporate — Investor Relations — Corporate
Governance — Documents & Charters section of our website at http://www.silvaco.com.
Board Leadership Structure
The Board has no policy with respect to the separation of the offices of Chair and the Chief Executive Officer. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company for the Board to make a determination when it elects a Chief Executive Officer. We currently maintain separate roles between the Chief Executive Officer and the Chair of the Board in recognition of the differences between the two responsibilities, but it is possible that this structure could change under different circumstances. Our Chief Executive Officer is responsible for setting our strategic direction and for day-to-day leadership and performance of our company. Our Chair of the Board provides input to the Chief Executive Officer, sets the agenda for
Board meetings, and presides over meetings of the full Board as well as executive sessions of the Board.  If the Chair of the Board is not an independent director, the Board also appoints an independent director to serve as the Lead Independent Director. Dr. Hau L.
Lee currently serves as our Lead Independent Director, and following the Annual Meeting, the Board expects to appoint Mr. Ngai to serve as our Lead Independent Director.  The Lead Independent Director presides at all meetings of the Board at which the Chair of the Board is not present, including executive sessions of the non-management directors, and serves as a liaison between the Chair of the Board and/or the CEO and the independent directors.
Board Oversight of Risk
Our Board believes that effective risk management involves our entire corporate governance framework. As is the case in virtually all businesses, we face a number of risks, including operational, economic, environmental, financial, legal, regulatory, cybersecurity and competitive risks. Our management is responsible for the day-to-day management of the risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management.
Cybersecurity Risk Oversight. Our SVP, Global Operations is responsible for monitoring the prevention, mitigation, detection, and remediation of cybersecurity incidents and reports the same to the Audit Committee of the Board each quarter. Our SVP, Global
Operations has over 10 years of experience as an information technology professional and reports to the Chief Executive Officer.

Board Responsibilities
•Overall oversight of the risk management process
•Receives quarterly updates from senior management and periodically from outside advisors regarding risks facing the Company
•Regularly reviews the risks facing the Company which are identified in our filings with the SEC
•Regularly reviews risks relating to various developments, including acquisitions, stock repurchases, debt and equity placements and product introductions

Audit Committee	Compensation Committee	NCG Committee
•Oversees the assessment and
management of financial risk
•Oversees the financial reporting
process
•Responsible for the quality and
integrity of financial statements
•Oversees internal controls over
financial reporting and disclosure
controls and procedures
•Oversees our compliance with legal
and regulatory matters
•Responsible for the performance and
independence of the independent
auditor
•Assists the Board in fulfilling its
oversight responsibilities regarding
cybersecurity risk

•Oversees the assessment and
management of risks related to
compensation plans and policies
•Oversees compensation policies
and programs, including
appropriate incentives and
controls
•Oversees human capital
management, including hiring
and attrition

•Oversees Board processes and corporate
governance-related risks
•Responsible for risks related to director
independence and conflicts of interest
•Oversees risks relating to management
succession planning
•Oversees sustainability, environmental
protection, community and social
responsibility (ESG)

Management Responsibilities
•Ensures that information with respect to material risks is transmitted to our Board
•Identifies material risks and implements appropriate risk management strategies
•Integrates risk management into our decision-making process
•Attends committee meetings and reports on matters that may not be otherwise addressed at these meetings

Our Board believes that the process it has established to administer the Board’s risk oversight function would be effective under a variety of leadership frameworks and, therefore, does not have a material effect on our choice of the Board’s leadership structure described above under “Board Leadership Structure.”
BOARD COMMITTEES
Our Board has three standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) the NCG Committee. All
members of the Audit Committee are Independent Directors. Our Committees each operate under a written charter adopted by our
Board, which are available in the Corporate — Investor Relations — Corporate Governance — Documents & Charters section of our website at http://www.silvaco.com.

Director Name	Independent	Audit	Compensation	NCG
Katherine S. Ngai-Pesic «	No		●	●
Anita Ganti	Yes		C
Dr. Hau L. Lee ◆	Yes	●
William H. Molloie, Jr.	Yes	C F
Anthony K. K. Ngai	Yes	●	●	C
Iliya Pesic	No			●
Dr. Walden C. Rhines	Yes
Jodi L. Shelton	Yes		●	●
« Chair of the Board ◆ Lead Independent Director● Committee MemberC Committee Chair F Financial Expert

Audit Committee
Meetings Held in 2025: 11
Primary Responsibilities: The primary responsibilities of the Audit Committee include, among other things:
•Overseeing our accounting and financial reporting processes and the audits of our financial statements.
•Assisting the Board in fulfilling its oversight responsibilities regarding:
-the integrity of our financial statements;
-our compliance with legal and regulatory matters;
-the independent auditor’s qualifications and independence; and
-the performance of our independent auditor;
•Assisting the Board in fulfilling its oversight responsibilities regarding cybersecurity risk, which it discusses at least semi-annually;
•Preparing the Audit Committee report that SEC rules require to be included in our annual proxy statement;
•Selecting the independent auditor to conduct the annual audit of our financial statements and reviewing the proposed scope of such audit;
•Reviewing our accounting and financial controls with the independent auditor and our financial accounting staff; and
•Reviewing and approving any related party transactions between us and our directors, executive officers, and their affiliates.
Independence: Our Board has determined that each member of the Audit Committee is independent, satisfies the enhanced independence standards applicable to audit committees pursuant to Rule 10A-3(b)(1)(i) under the Exchange Act and Nasdaq listing standards, and is financially literate, and that Mr. Molloie is an “audit committee financial expert” as that term is defined by the SEC.
Immediately following the Annual Meeting, Drs. Bo-Linn and Tewksbury are expected to serve as members of the Audit Committee, with Dr. Bo-Linn assuming the role of Audit Committee Chair. Our Board has determined that each of Drs. Bo-Linn and Tewksbury is independent, satisfies the enhanced independence standards applicable to audit committees pursuant to Rule 10A-3(b)(1)(i) under the Exchange Act and Nasdaq listing standards, and is financially literate, and that Dr. Bo-Linn is an “audit committee financial expert”
as that term is defined by the SEC Ms. Bo-Linn will be designated as an audit committee financial expert.
Compensation Committee
Meetings Held in 2025: 8
Primary Responsibilities: The primary responsibilities of the Compensation Committee include:
•Determining, or recommending to our Board for determination, the compensation of our Chief Executive Officer and our other executive officers;
•Discharging the responsibilities of our Board relating to our compensation programs;
•Establishing and reviewing our overall compensation philosophy;
•Reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers, evaluating the performance of our Chief Executive Officer and our other executive officers in light of those goals and objectives, and determining and approving our Chief Executive Officer and our other executive officers’
compensation levels based on such evaluation;
•Reviewing and recommending to the Board the compensation of our non-employee directors; and
•Reviewing and making recommendations to the full Board with respect to, or approving, our incentive compensation plans and equity-based plans, including reviewing and overseeing the activities of the individuals responsible for administering those plans.
In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the
Compensation Committee.
In accordance with the Compensation Committee’s charter, the Compensation Committee may retain independent compensation advisors and other management consultants. In 2025, the Compensation Committee retained Compensia, Inc. (“Compensia”) to assist in reviewing our executive compensation program and analyzing the competitive market for executive talent. The
Compensation Committee has assessed the independence of Compensia and has concluded that its engagement of Compensia does not raise any conflict of interest.
At the request of the Compensation Committee, our Chief Executive Officer aids the Compensation Committee in reviewing and analyzing the performance of, and our goals and objectives for, our other executive officers.

Independence: Our Board has determined that each of Mses. Ganti and Shelton and Mr. Ngai is independent and satisfies the additional independence requirements specific to compensation committee membership under Nasdaq listing standards. In making this determination, the Board considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee.
NCG Committee
Meetings Held in 2025: 4
Primary Responsibilities: The primary responsibilities of the NCG Committee include:
•Identifying, evaluating, and recommending candidates qualified to become Board members or nominees for members of the
Board consistent with criteria approved by the Board;
•Evaluating and recommending Board members to serve as members and chairs of Board committees;
•Assessing the performance of the Board and its committees on an annual basis;
•Overseeing director succession planning relating to director tenure, retirements and resignation;
•Developing and maintaining the Company’s governance policies and periodically review those policies and recommend any changes, and oversee the Company’s governance practices and procedures;
•Overseeing and approving management succession and continuity planning and risks; and
•Overseeing the corporate social responsibility of the Company, including sustainability, environmental practices, and community and social responsibility.
Independence: Our Board has determined that each of Ms. Shelton and Mr. Ngai is independent under Nasdaq listing standards.
DIRECTOR SELECTION, EVALUATION AND COMMUNICATIONS
Qualifications of Director Nominees
The NCG Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics required for new Board members as well as the composition of the Board as a whole. In evaluating director candidates, including directors eligible for re-election, the NCG Committee will consider the following factors:
•Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing and the ability to exercise sound business judgment;
•Background and accomplishments in the candidate’s respective field;
•Personal qualities and characteristics, accomplishments, and reputation in the business community;
•Understanding of the fiduciary responsibilities of a director;
•Commitment to devote sufficient time and availability to the affairs of the Company, particularly in light of the number of boards on which such candidate may serve;
•Knowledge and contacts in the communities in which the Company conducts business and in the Company’s business industry or other industries relevant to the Company’s business;
•Knowledge and expertise in various fields deemed appropriate by the Board, such as engineering, marketing, production, distribution, technology, accounting, finance, and law;
•Fit of the candidate’s skills, experience, and personality with those of other directors in maintaining an effective, collegial, and responsive Board;
•To the extent a candidate serves or has previously served on other boards, the candidate shall have a demonstrated history of actively contributing at board meetings;
•Whether a candidate’s background contributes to a mix of Board members that represents a diversity of background and experience, including gender diversity and representation of underrepresented groups, as may be required by applicable law or the Nasdaq listing standards;
•Length of service;
•Independence and conflicts of interest; and
•Any other factors the NCG Committee considers appropriate.

The NCG Committee need not assign any particular weight or priority to any one factor. In making its selection of director candidates, the NCG Committee bears in mind that the foremost responsibility of a director is to represent the interests of our stockholders as a whole. Directors are expected to exemplify the highest standards of personal and professional integrity, and to constructively challenge management through their active participation and questioning.
Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The assessment of directors is made in the context of the perceived needs of our Board from time to time.
Process for Identifying Nominees for Director; Stockholder-Recommended Director Candidates
At any appropriate time prior to each annual meeting of stockholders at which directors are to be elected, and whenever there is otherwise a vacancy on the Board, the NCG Committee will assess the qualifications and effectiveness of the current Board members and, to the extent there is a need, will seek other individuals qualified and available to serve as potential Board members. The NCG
Committee will review each potential candidate’s qualifications considering the criteria described above under “Qualifications of
Director Nominees” and any additional criteria (such as experience, qualifications, attributes and skills) desired for directors and director candidates as may be determined from time to time by the Board. In reviewing each potential candidate, the NCG Committee also considers the results of the annual Board evaluations for the purpose of assessing the suitability of each Board member for continued service on the Board. See “Annual Board Evaluations” below for additional information regarding the annual Board evaluation process. The NCG Committee will select the candidate or candidates it believes are the most qualified to recommend to the Board for selection as a director nominee.
The NCG Committee will also consider persons recommended by our stockholders as nominees for election to our Board if the information as required by our Bylaws is submitted in writing in a timely manner and addressed and delivered to our Corporate
Secretary at our principal executive offices set forth in this Proxy Statement. In addition to persons recommended by stockholders for inclusion as nominees for election to our Board, the NCG Committee may also identify director candidates that come to its attention through incumbent directors, management or third parties, and may, if it deems appropriate under the circumstances, engage a third-
party search firm to assist in identifying qualified candidates. The NCG Committee evaluates nominees for director in the same manner, regardless of whether the nominee is recommended by a stockholder or other person or entity.
OTHER GOVERNANCE MATTERS
Annual Board Evaluations
The Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. The NCG
Committee receives comments from all directors and reports annually to the Board with an assessment of the Board’s performance.
The assessments focus on the effectiveness and composition of the Board and each Board committee, the Board’s interaction with
Company management, the Board’s standards of conduct, and the performance of each individual director. In 2025, the self-
evaluations revealed that Board members want to continue to receive corporate governance training and continuing education opportunities and to have consistent and direct engagement with management. The Board has taken steps to address the feedback, including agreeing to hold twice-yearly corporate governance trainings, receiving regular updates from the Corporate Secretary on continuing education opportunities for which the Company provides reimbursement of fees.  In addition, directors have taken the initiative to meet individually with members of management and attend company-wide events.
Communications with the Board
Interested parties may communicate with our Board or specific members of our Board, including our Independent Directors and the members of the various committees of our Board, by submitting a letter addressed to the Board of Silvaco Group, Inc., c/o any specified individual director or directors at our executive offices: 4701 Patrick Henry Drive, Building #23, Santa Clara, CA 95054. Any
such letters will be forwarded to the indicated directors.
All communications will be received, processed, and then forwarded to the appropriate member(s) of our Board, except that, certain items unrelated to the Board’s duties and responsibilities, such as spam, junk mail, mass mailings, solicitations, resumes and employment inquiries and similar items will not be forwarded. Board members receiving communications will respond as such directors deem appropriate, including the possibility of referring the matter to the management of our Company, to the full Board or to an appropriate committee of the Board.

Code of Ethics
We have adopted a Code of Ethics that applies to our Chief Executive Officer and all senior financial officers, including the Chief
Financial Officer, Chief Accounting Officer, and the Controller. The “Code of Ethics for Senior Financial Officers” is available in the
Corporate — Investor Relations — Corporate Governance — Documents & Charters section of our website at https://
www.silvaco.com.
We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding any amendment to, or waiver from, a provision of this code of ethics by posting such information on our website, at the address and location specified above to the extent required by applicable SEC rules and Nasdaq listing standards.
Succession Planning
Pursuant to our Corporate Governance Guidelines, the Board, with the assistance of the NCG Committee and the Compensation
Committee plans for the succession of our Chief Executive Officer and other senior management positions. As appropriate, the entire
Board works with the NCG Committee to nominate and evaluate potential successors to the Chief Executive Officer. In addition, the
Chief Executive Officer at all times makes available his recommendations and evaluations of potential successors for both himself and other key executives, along with a review of any development plans recommended for such individuals.
Insider Trading, Prohibition on Derivatives Trading, Hedging, Margining, and Pledging
We maintain an Insider Trading and Communications Policy (the “Insider Trading Policy”) that governs the purchase, sale, and other transactions in our securities by our directors, officers, and employees that is reasonably designed to promote compliance with insider trading laws, rules, and regulations. The Insider Trading Policy prohibits trading in Silvaco’s securities when any of these individuals
(or their family members or entities that they control) are in possession of material non-public information. The Insider Trading Policy also provides for “black-out periods” during which certain individuals are prohibited from transacting in Company securities, as well as pre-clearance procedures for certain individuals, including all senior officers and directors, before engaging in certain transactions.
Our Insider Trading Policy also prohibits the members of our Board, executive officers, employees, and consultants from engaging in derivatives trading and hedging involving our securities, holding our securities in margin accounts, and pledging our securities as collateral for a loan without prior written pre-clearance.
Compensation Recovery
The Compensation Committee has adopted a Policy for the Recovery of Erroneously Awarded Compensation (the “Compensation
Recovery Policy”) in accordance with Rule 10D-1 of the Exchange Act and the listing standards of the Nasdaq. The Compensation
Recovery Policy provides that in the event of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws, we will attempt to recover from our officers (as defined in Rule
16a-1(f) under the Exchange Act), the excess of the amount of incentive-based compensation received by such officer during the three completed fiscal years immediately preceding the required restatement date over the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts.

MANAGEMENT

Dr. Walden C. Rhines Chief Executive Officer and Director Age: 79
Walden C. Rhines, Ph.D., has served as our Chief Executive Officer since August 2025, and as a member of the Board and Audit Committee since September 2022. From
March 2020 to June 2025, Dr. Rhines has served as President and Chief Executive
Officer of Cornami, Inc., a fabless semiconductor company. Since 2015, Dr. Rhines has also served as a member of the board of directors and as chair of the compensation committee of Qorvo, Inc. (Nasdaq: QRVO), a semiconductor company, and its chairman since November 2023. He served as a member of the board of directors of PTK
Acquisition Corp. (NYSE: PTK), a special purpose acquisition company from July 2020 until September 2021 and served on its audit, nominating and compensation committees. From October 1993 to March 2017, Dr. Rhines served as President and
Chief Executive Officer of Mentor Graphics Corporation, an EDA company, and chairman of its board of directors from 2000 until its acquisition by Siemens AG in March
2017, pursuant to which the company was renamed Mentor Graphics, a Siemens
Business. Following the acquisition, Dr. Rhines served as President and Chief Executive
Officer of Siemens EDA (formerly Mentor Graphics, a Siemens Business), from March
2017 to October 2018, after which he served as its Chief Executive Officer Emeritus until
September 2020. Dr. Rhines received a B.S.E. in engineering from the University of
Michigan, an M.S. and Ph.D. in materials science and engineering from Stanford
University, and a M.B.A. from the Southern Methodist University, Cox School of
Business.

Christopher Zegarelli Chief Financial Officer Age: 51
Christopher Zegarelli has served as Silvaco’s Chief Financial Officer since September
2025. Prior to joining Silvaco, he served as Senior Vice President Finance at Infineon
Technologies AG, a global semiconductor manufacturing company, from October 2023 to September 2025, and as Chief Financial Officer of GaN Systems Inc., a global leader in GaN power semiconductors, from June 2021 until its acquisition by Infineon in
October 2023. He served as Chief Financial Officer of Thermal Engineering International
Inc. from 2019 to 2021, and as Chief Financial Officer of indie Semiconductor from 2016 to 2019. Mr. Zegarelli has extensive experience in the semiconductor industry, having served in progressively senior roles at Intel Corporation, Qualcomm Incorporated, and
Broadcom Inc. Mr. Zegarelli has a B.A. in Russian and International Economics from
Middlebury College, an MBA in Finance and Strategy from the University of Michigan.

Candace Jackson SVP, General Counsel and Corporate Secretary Age: 41
Candace Jackson has served as Silvaco’s Senior Vice President, General Counsel and Corporate Secretary since September 2024. Prior to joining Silvaco, she was
Deputy General Counsel of global fabless semiconductor design company Synaptics
Incorporated from July 2021 to September 2024. She served as Associate General
Counsel of aviation company Aerion Corporation from February 2021 until the company wound down its 20-year development operations in June 2021. She was a Senior
Associate at the law firm of Mayer Brown LLP from September 2018 to February 2021 and an Associate from June 2015 to March 2016 where she served as securities and corporate governance counsel and led capital raising transactions for public companies of all sizes. From April 2016 through June 2018, she served as Assistant General
Counsel at food distribution company US Foods Holding Corp. (NYSE: USFD) where she led the company’s IPO and the exit of its controlling stockholders and established its securities and corporate governance function. Ms. Jackson began her career as a securities and corporate governance lawyer at financial services firm Primerica, Inc.
(NYSE: PRI) where she served as Senior Attorney following its spin-out from Citigroup, and as an Associate at law firm Husch Blackwell LLP. Ms. Jackson has a B.A. in
Sociology from the University of Michigan, and a J.D. from the Emory University School of Law.

DIRECTOR COMPENSATION
For their service on the Board, our non-employee directors receive cash compensation and an annual equity award. Our executive officers who also serve as directors are not paid any additional compensation for their service as a director.
The Board may change the terms of our non-employee director compensation program from time to time.
CASH COMPENSATION
Under our non-employee director compensation program in effect for 2025, ratified by the Board effective as of September 15, 2022, each non-employee director received an annual cash retainer of $40,000. The non-executive Chair of our Board and Lead
Independent Director each received an additional annual cash retainer of $30,000. We also pay our non-employee directors an additional annual retainer for committee service, in cash or shares of our common stock at the director’s election, as follows:

	Committee Chair	Non-Chair Committee Member
Audit Committee	$15,000	$5,000
Compensation Committee	$15,000	$5,000
NCG Committee	$15,000	$5,000
The cash retainers for service on our Board and committees are paid quarterly in arrears.
In January 2026, the Board approved an amendment to the non-employee director compensation program to replace the cash retainer for service in each calendar quarter beginning with the fourth quarter of fiscal 2025 through the fourth quarter of fiscal year
2026. The quarterly cash retainer payment will be converted to a number of RSUs using the 5-day volume-weighted average price
("VWAP") of our common stock on Nasdaq on the grant date. The shares are expected to be granted on the first trading day of each open trading window following the quarter in which it was earned.
Non-employee directors are reimbursed for reasonable expenses incurred to attend Board and committee meetings and incidental to their service as a director.
EQUITY COMPENSATION
In addition, non-employee directors also receive an annual grant of restricted stock units (RSUs) with a total grant value of approximately $150,000, each year in connection with our annual meeting of stockholders. The total grant value for the award granted in 2025 was converted to a number of RSUs using the 5-day VWAP of our common stock on Nasdaq on the preceding trading day and differs from the accounting value which is based on the grant date fair value determined in accordance with ASC Topic 718. The
RSUs vest on the earlier of (i) the 12-month anniversary of the grant date, (ii) the next annual meeting of stockholders, or (iii) the consummation of a change in control. Subject to our Board’s discretion, a non-employee director appointed to our Board at any time other than in connection with an annual meeting may receive a pro-rated grant of RSUs valued on the same basis as the latest annual non-employee director grants that vests on the same schedule as the grants made to non-employee directors at the most recent annual meeting.
DIRECTOR COMPENSATION LIMITS
Per the terms of our 2024 Stock Incentive Plan, our non-employee directors are not eligible to receive, individually, compensation exceeding an aggregate maximum value of $750,000 in any calendar year, or, with respect to the calendar year in which a non-
employee director is first appointed or elected to the Board, $1,000,000, including both cash and equity awards. The value of equity awards is based on the grant date fair value of the awards, as such grant date fair value is determined for our financial reporting purposes.

DIRECTOR COMPENSATION TABLE — 2025
The following table sets forth summary information regarding compensation for each of our non-employee directors for 2025. The compensation paid to Mr. Taheri is presented in our executive compensation disclosure below. Mr. Taheri is not entitled to receive additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)
Katherine S. Ngai-Pesic	80,000	144,375	7,500 (2)	231,875
Anita Ganti	55,000	144,375	-	199,375
Dr. Hau L. Lee	76,958	144,375	-	221,333
William H. Molloie, Jr.	55,000	144,375	-	199,375
Anthony K. K. Ngai	65,000	144,375	-	209,375
Iliya Pesic	27,375	144,375	51,111 (3)	222,861
Jodi L. Shelton	50,000	144,375	-	194,375
(1)Each non-employee director received a 2025 annual grant of 31,250 RSUs on May 22, 2025. The amounts reported in column
(c) of the table above reflect the aggregate grant date fair value of the RSUs granted to the non-employee directors during
2025 computed in accordance with ASC Topic 718 (determined as of the date of grant of the awards, as the date of grant is determined for accounting purposes). For information on the assumptions used in the grant date fair value computations, refer to Note 11 “— Stock-Based Compensation” in the Notes to Consolidated Financial Statements in the 2025 Annual Report. The
amounts included in the Director Compensation Table above may be different from the value that will be realized by the non-
employee directors upon vesting and settlement of the RSUs.
(2)Ms. Ngai-Pesic and the Company entered into a Consulting Advisory Agreement, dated January 12, 2022, pursuant to which
Ms. Ngai-Pesic was paid $15,000 annually to provide general consulting services to the Company in relation to its management, including its products operations, hiring and fund-raising efforts. The agreement was terminated effective May
22, 2025.
(3)Mr. Pesic and the Company entered into an Amended and Restated Consulting Advisory Agreement, dated December 1, 2023, pursuant to which Mr. Pesic was paid $75,000 annually to provide general consulting services to the Company in relation to its management, including its products operations, hiring and fund-raising efforts. In addition, Mr. Pesic and the Company entered into a Consulting Advisory Agreement, dated December 1, 2023, pursuant to which Mr. Pesic was paid $40,000 annually to provide general consulting services to the Chair of the Board in relation to the Company’s strategy, products, and developments in the industry. Both of the agreements were terminated effective May 22, 2025.
The aggregate number of unvested RSUs outstanding as of December 31, 2025, held by each of our non-employee directors then in office are as set forth below. None of our non-employee directors held any outstanding stock options as of that date.

Director	Unvested Stock Awards
Katherine S. Ngai-Pesic	31,250
Anita Ganti	31,250
Dr. Hau L. Lee	31,250
William H. Molloie, Jr.	31,250
Anthony K. K. Ngai	31,250
Iliya Pesic	31,250
Jodi L. Shelton	31,250

EXECUTIVE COMPENSATION
Our named executive officers (“NEOs”) for fiscal 2025 are as follows and consist of all persons serving as our principal executive officer during fiscal 2025 and the next two most highly compensated executive officers who were serving at the end of such fiscal year:
•Dr. Walden C. Rhines, Chief Executive Officer and Director
•Christopher Zegarelli, Chief Financial Officer
•Candace Jackson, SVP, General Counsel and Director
•Dr. Babak A. Taheri, former Chief Executive Officer
EXECUTIVE SUMMARY
Our executive compensation program is guided by our overarching philosophy to create a program that supports the Company’s mission, vision and values. Silvaco’s compensation program is designed to foster a “pay-for-performance” philosophy, aligning individual employee compensation to long-term business strategy and overall operational success. Our compensation program’s goals are to attract, motivate, and retain talented employees who drive the Company’s performance. We believe that our employees are our greatest asset, and our compensation practices reflect our commitment to their contributions.
The key aspects of our compensation program design include:
•Ensuring that employees are compensated fairly and equitably based on their job role, experience and performance, reducing the risk of perceived bias
•Fostering employees’ understanding of how pay decisions are made, and therefore enhancing trust and reducing the confusion or dissatisfaction regarding compensation
•Aligning employee behavior with business objectives, as well as supporting career progression by providing clear criteria for promotions and salary increases, while playing a vital role in talent development and succession planning
Components of Compensation
Base Salary
We use base salaries to compensate our senior officers, including our NEOs, for performing their day-to-day duties and responsibilities. In determining base salary, the Compensation Committee exercises its judgment and primarily considers each individual’s performance, experience level, role and responsibilities during the year, the competitive market for the position as reflected by peer group and relevant survey data, and the recommendations of our CEO (except with respect to his own base salary).
Consistent with our compensation philosophy, the Compensation Committee generally sets base salaries that are at or below the market median. For purposes of ascertaining the competitive market, the Compensation Committee reviews compensation data compiled from our compensation peer group.
Annual Performance-Based Bonus
In addition to base salaries, our senior officers, including the NEOs, are eligible to receive annual performance-based bonuses, which are designed to provide appropriate incentives to our senior officers to achieve defined annual corporate performance goals (the
“Annual Performance Goals”) for our corporate performance metrics, annual revenue and non-GAAP operating income (the
“Performance Metrics”) (the “Bonus Award”).
Prior to the start of each fiscal year, our Board approves our annual operating plan, which forms the basis for our Annual Performance
Goals.  At the start of the fiscal year, the Compensation Committee also reviews and sets the framework for the Bonus Award for the fiscal year, including establishing a target bonus opportunity for each participating senior officer, including the NEOs, and selecting the applicable Performance Metrics and Annual Performance Goals for the fiscal year.
After the end of the year, the Compensation Committee reviews our performance against predetermined goal weightings assigned to each Annual Performance Goal and determines the extent to which the Bonus Award has been achieved by each senior officer, including the NEOs. The Compensation Committee may approve Bonus Awards in an amount above or below the amount resulting from the calculation described above, based on other factors, for example based on events or circumstances that arise after the original Annual Performance Goals are set.

For fiscal 2025, the target bonus percentage for each of Messrs. Taheri and Zegarelli was 60% of his base salary, and the target bonus for Ms. Jackson was 30% of her base salary. Dr. Rhines does not participate in the annual performance-based bonus, in accordance with his Employment Agreement, described below.
The Company did not achieve its Annual Performance Goals for fiscal 2025, and as a result, Ms. Jackson and Mr. Zegarelli did not earn a bonus.
The target bonus for Dr. Taheri was 60% of his base salary, which was paid at 100% of target, prorated to the date of the termination of his employment in accordance with the Separation and Release Agreement, described below.
Long Term Incentive Compensation
We use long-term incentive compensation in the form of equity awards to incentivize our executives for long-term corporate performance based on the potential for increases in the value of our common stock and thereby, further align their interests with the interests of our stockholders (“RSU Awards”). In February 2025, the Compensation Committee made RSU Awards to executives, including our NEOs, who were employed during fiscal 2024. Additionally, the Compensation Committee made new hire and promotion
RSU Awards to executives.
In making its decisions, the Compensation Committee exercised its judgment to set the size of each fiscal 2025 RSU Award at a level it considered appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value and based on the Compensation Committee’s assessment of our financial results for fiscal 2024, its evaluation of the NEO’s achievement of their individual KPIs, as applicable, an assessment of the equity award practices of the companies in our compensation peer group, our need to motivate and retain our senior officers, and an assessment of the outstanding equity awards then-held by each NEO.
Each RSU Award granted in fiscal 2024 and each new hire and promotion RSU Award generally vests over four years, with one-
fourth of the total number of shares of our common stock subject to the award vesting on the first anniversary of the vesting commencement date and the remainder vesting in equal quarterly tranches until fully vested, subject to the senior officer’s continued
employment with us through each relevant vesting date. The 2025 RSU Awards vest over four years in equal quarterly installments, with a vesting commencement date of January 1, 2025, subject to the NEO’s continued employment with us through each relevant vesting date.
SUMMARY COMPENSATION TABLE
The following table presents summary information regarding total compensation for the years ended December 31, 2024, and 2025 for each of our NEOs.

Name	Year	Salary (1) ($)	Bonus (2) ($)	Stock Awards (3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	All Other Compensation (5) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Dr. Walden C. Rhines	2025	57,333	-	-	-	174,479 (6)	231,813
Chief Executive Officer & Director
Christopher Zegarelli	2025	132,955	200,000	2,262,572	-	3,852	2,599,379
Chief Financial Officer
Candace Jackson	2025	324,375	42,000	163,087	-	11,543	541,005
SVP, General Counsel and Corporate Secretary
Dr. Babak A. Taheri (7)	2025	385,903	-	1,220,936	-	1,726,211(8)	3,333,049
Former Chief Executive Officer	2024	485,000	-	6,965,746	129,010	90,194 (9)	7,669,950

(1)All base salaries reported represent actual base salaries paid for fiscal 2024 and fiscal 2025.
(2)In connection with his acceptance of our offer to join the Company, Mr. Zegarelli received a signing bonus of $200,000 that must be repaid to the Company on a pro rata basis should he voluntarily terminate his employment prior to January 1, 2027.
On September 28, 2025, Mr. Zegarelli elected to receive the sign-on bonus in ten monthly installments of $20,000 beginning on October 1, 2025. In connection with her acceptance of our offer to join the Company, Ms. Jackson received a milestone bonus of $30,000 upon completion of six months of service with the Company. In addition, in August 2025, Ms. Jackson received a transaction bonus of $12,000 in connection with the closing of the Company’s acquisition of Mixel Group, Inc.
(3)The amounts in this column represent the aggregate grant-date fair value of awards granted to each individual under our equity incentive plans, computed in accordance with ASC Topic 718. See Notes 11 to our audited consolidated financial statements as of, and for the years ended December 31, 2024, and 2025, respectively, for a discussion of the assumptions we made in determining the grant-date fair value of our equity awards. Such grant-date fair values do not take into account any estimated forfeitures related to service-vesting conditions. The amounts reported in this column reflect the accounting cost for these equity awards and do not correspond to the actual economic value that may be received by the NEOs in connection therewith.
For Dr. Taheri in fiscal 2024, the amount in this column reflects the aggregate grant-date fair value of the RSU Awards granted to the NEOs in fiscal 2024 and the portion of the fiscal 2024 Bonus Award that was paid to the NEOs in immediately vested
RSUs, as follows:

Name	2024 RSU Award ($)	2024 Bonus Award ($)
Dr. Babak A. Taheri	6,772,230	193,516
(4)The amount in this column represents the total cash Bonus Award earned by Dr. Taheri for fiscal 2024.
(5)The amounts in this column represent Company contributions in connection with a Company-sponsored 401(k) matching arrangement.
(6)In addition to Company contributions in connection with the Company-sponsored 401(k) matching arrangement, the amount includes payments to Dr. Rhines in connection with his service as a non-employee director prior to August 19, 2025, including
(i) a prorated annual cash retainer of $28,492, and (ii) the aggregate grant date fair value of the 2025 annual grant of 31,250
RSUs on May 22, 2025 of $144,375, computed in accordance with ASC Topic 718 (determined as of the date of grant of the awards, as the date of grant is determined for accounting purposes). For information on the assumptions used in the grant date fair value computations, refer to Note 11 “— Stock-Based Compensation” in the Notes to Consolidated Financial
Statements in the 2025 Annual Report, which may be different from the value that will be realized by Dr. Rhines upon vesting and settlement of the RSUs.
(7)Dr. Taheri resigned from his roles as Chief Executive Officer and Director, effective August 19, 2025.
(8)In addition to Company contributions in connection with the Company-sponsored 401(k) matching arrangement, the amount includes payments to Dr. Taheri of (i) 20,636 in connection with Dr. Taheri’s car lease payment, including taxes, (ii) $34,394 toward Dr. Taheri’s whole life insurance premiums, including taxes, (iii) an aggregate cash severance payment of $975,484, which is equal to 18 months’ annual base salary plus pro-rata target annual bonus, and (iv) the $673,700 value of the acceleration of vesting of 126,161 RSUs in connection with his separation from the Company on August 19, 2025, as described on page 26.
(9)In addition to Company contributions in connection with the Company-sponsored 401(k) matching arrangement, the amount includes payments to Dr. Taheri of (i) $12,000 in connection with Dr. Taheri’s car lease payment, (ii) $34,394 toward Dr.
Taheri’s whole life insurance premiums, including taxes, and (iii) reimbursement of $30,000 of legal expenses incurred in fiscal
2024, connection with the negotiation of his Amended and Restated Employment Agreement, as described on page 25.
Compensation Arrangements with Our Named Executive Officers and Potential Payments Upon Termination or Change of
Control
Below are descriptions of our employment agreements with our Chief Executive Officer and, to the extent applicable to fiscal 2024 and fiscal 2025 compensation, the employment offer letters with our other NEOs. The employment agreements and employment offer letters generally provide for at-will employment and set forth the executive officer’s initial base salary and eligibility for employee benefits. Our NEOs, excluding Dr. Rhines, are also eligible to earn an annual bonus and receive annual equity awards.  Our NEOs, excluding Dr. Rhines, are also eligible for severance and change in control benefits under our Executive Severance Plan, as described below.

Agreements with Dr. Walden C. Rhines
On August 25, 2025, the Company and Dr. Rhines entered into an employment agreement (the “Rhines Employment Agreement”) for a term beginning on August 19, 2025 until March 31, 2027 (the “Term”). Pursuant to the Rhines Employment Agreement, Dr. Rhines
will receive an annual base salary of $160,000, and he will be eligible to receive grants of unvested performance-based restricted stock units (“PRSUs”) under the 2024 Stock Incentive Plan upon the achievement of trading price levels of the Company’s common stock based on specified volume-weighted average price thresholds, with grant-date fair values ranging from $100,000 to an aggregate value of $6,252,636, which will vest following Dr. Rhines’ employment through the end of the Term. In the event of (x) Dr.
Rhines’ termination by the Company or Dr. Rhines’ voluntary resignation following a material breach of the Rhines Employment
Agreement by the Company which is not cured within 30 days after Dr. Rhines provides written notice of such breach, in each case, prior to March 31, 2027, or (y) the termination of Dr. Rhines’ employment as of March 31, 2027 following the non-extension of Dr.
Rhines’ services as Chief Executive Officer of the Company, Dr. Rhines will be entitled to receive a lump-sum severance payment based on the length of his employment as Chief Executive Officer with the Company, ranging from $500,000 for six (6) months to
$1,000,000 for 12 months or more, and accelerated vesting of all outstanding grants of his PRSUs, subject to Dr. Rhines’ execution and non-revocation of a release of claims in favor of the Company and continued compliance with restrictive covenants.
Agreements with Christopher Zegarelli
We entered into an offer letter agreement with Mr. Zegarelli, dated August 13, 2025, to serve in the position of Chief Financial Officer.
This offer letter provided for an annual base salary of $450,000. He is also eligible to receive a sign-on bonus of $400,000, paid in two
$200,000 installments. The first installment, which is subject to repayment in the event of his voluntary resignation or termination for cause prior to January 1, 2027, was to be paid to Mr. Zegarelli within 30 days of the start of his employment. On September 28, 2025,
Mr. Zegarelli elected to receive the sign-on bonus in ten monthly installments of $20,000 beginning on October 1, 2025. Mr. Zegarelli will be eligible to receive the second installment upon achievement of the Company’s fiscal 2026 Annual Performance Goals at or above 100% of the fiscal 2026 annual operating plan, subject to his continued service in good standing through December 31, 2026.
Mr. Zegarelli is eligible to receive an annual incentive target of 60% of his base salary for each Company fiscal year, prorated for fiscal
2025, based on company-wide performance. The offer letter also provides for an initial grant of RSUs corresponding to a $2,300,000 equity value, with 25% of the RSUs vesting on the first anniversary of the grant date and vesting in equal quarterly installments thereafter such that the award will be fully vested on the fourth anniversary of the grant date. Mr. Zegarelli received the initial RSU
Award of 415,914 RSUs on October 1, 2025.
Agreements with Candace Jackson
We entered into an offer letter agreement with Ms. Jackson, dated August 29, 2024, to serve in the position of SVP, General Counsel and Corporate Secretary. This offer letter provided for an annual base salary of $300,000. She was also eligible to receive a sign-on bonus of $40,000, paid in two installments. The first installment of $10,000 was paid to Ms. Jackson in the first payroll cycle following the start of her employment. Ms. Jackson received the second installment of $30,000 following completion of six months of continued
service in good standing with the Company. Ms. Jackson was eligible to receive an annual incentive target of 20% of her base salary, prorated for fiscal 2025, based on company-wide and individual performance. The offer letter also provides for an initial grant of
19,250 RSUs, with 25% of the RSUs vesting on the first anniversary of the grant date and vesting in equal quarterly installments thereafter such that the award will be fully vested on the fourth anniversary of the grant date. Ms. Jackson received the initial RSU
Award on October 1, 2024.
Ms. Jackson received an RSU Award of 1,865 RSUs on March 5, 2025, which were fully vested as of the grant date. Ms. Jackson also received an RSU Award of 35,224 RSUs on April 1, 2025, with a vesting commencement date of January 1, 2025. One-sixteenth of the RSUs vested on April 8, 2025, with the remainder vesting each quarter beginning July 1, 2025, until fully vested on January 1,
2029.
Agreements with Dr. Babak A. Taheri
On February 29, 2024, we entered into an Amended and Restated Employment Agreement with Dr. Taheri (the “A&R Employment
Agreement”), effective as of January 1, 2024. The A&R Employment Agreement amended and restated Dr. Taheri’s offer letter agreement with us dated November 23, 2021, to serve in the position of Chief Executive Officer. The A&R Employment Agreement of
Dr. Taheri provides that Dr. Taheri is entitled to receive an annual base salary of $485,000 effective as of December 1, 2023. Such base salary shall be evaluated annually by the Board beginning in early 2025, with any Board-approved adjustments effective retroactively as of January 1 of such adjustment year. Additionally, beginning with fiscal 2024, Dr. Taheri shall be eligible to earn an annual cash incentive bonus of 60% of his then-current base salary subject to the achievement of certain performance targets.
Pursuant to the terms A&R Employment Agreement, Dr. Taheri received a grant of 350,000 RSUs, 175,000 of which vested on May
14, 2024, and 175,000 of which will vest over a two-year period following the closing of our IPO, with 50% of these RSUs vesting on the one-year anniversary of the closing of the IPO and 1/8th of these RSUs vesting in equal quarterly installments during the next 4 quarters thereafter.
Dr. Taheri is eligible to participate in Company benefits generally available to Company executives. In addition, the A&R Employment
Agreement provides for the following additional benefits: (1) up to $20,000 annually toward whole life insurance policy premium; (2)
car lease reimbursement up to $1,000 per month, which will be treated as additional income and not grossed-up; (3) attorney’s fees up to $30,000 for review and negotiation related to the A&R Employment Agreement; and (4) relocation reimbursement up to $15,000 if the Company requests a relocation of Dr. Taheri’s place of work to the Company headquarters.
Dr. Taheri received an RSU Award of 73,000 RSUs granted on January 29, 2024, with a vesting commencement date of January 1,
2024, subject to both a time-based vesting requirement and a liquidity event vesting requirement which were satisfied with respect to
36,500 RSUs upon our IPO.  For the remaining 36,500 RSUs, 18,250 shares satisfied the time-based vesting requirement on January
1, 2025, and 18,250 shares are eligible to satisfy the time-based vesting requirement in equal quarterly installments from April 1, 2025, to January 1, 2026, subject to continuous service through each applicable vesting date.
In connection with his separation, on August 22, 2025, the Company and Dr. Taheri entered into a Separation Agreement and Release
(the “Separation Agreement”) pursuant to which Dr. Taheri resigned as Chief Executive Officer and member of the Board, effective as of August 19, 2025. Under the Separation Agreement Dr. Taheri received the severance payments and benefits payable to him under the Company’s Executive Severance Plan, described below, and certain additional benefits as agreed between Dr. Taheri and the
Company, which include (a) aggregate cash severance payments of $975,484, which is equal to 18 months’ annual base salary plus pro-rata target annual bonus; (b) payment of the Company’s portion of Dr. Taheri’s health and welfare benefit costs pursuant to
COBRA for 15 months; (c) accelerated vesting of 126,161 unvested, time-based restricted stock units; (d) 12 months of car lease payments, totaling $12,000; and (e) payment of Dr. Taheri’s 2025 life insurance premium, totaling $20,000, to be paid directly to the insurance company. The Separation Agreement provides that Dr. Taheri will remain bound by the restrictive covenants (including those related to confidentiality, non-disparagement, and employee non-solicitation) contained therein and within his Proprietary Information and Inventions Agreement, dated July 13, 2021. The Separation Agreement contains other customary terms and conditions, including a release by Dr. Taheri of any claims against the Company.
Executive Severance Plan
We believe that reasonable severance benefits for certain senior officers are important because it may be difficult for them to find comparable employment within a short period of time. We also believe that it is important to protect our executive officers in the event of a change of control transaction as a result of which such officers might have their employment terminated. In addition, we believe that the interests of management should be aligned with those of our stockholders as much as possible, and we believe that providing protection upon a change of control is an appropriate counter to any disincentive such officers might otherwise perceive in regard to transactions that may be in the best interest of our stockholders.
Accordingly, in February 2024, our board of directors approved an executive plan, or the Executive Severance Plan, which became effective on February 20, 2024, for our executive officers and other senior management, including the NEOs (excluding Dr. Rhines).
The Executive Severance Plan provides for severance benefits upon a qualifying termination of employment prior to or in connection with a change of control, as described below. The Executive Severance Plan also provides for severance benefits for a qualifying termination not in connection with a change in control, as further described below. To the extent an executive participates in any other
Company plan or has entered into another agreement with us that also provides for one or more of the severance benefits provided for in the Executive Severance Plan, then the Executive Severance Plan will supersede and replace in their entirety such other severance benefits.
IPO Accelerated Vesting
The Executive Severance Plan provides that upon the closing of the IPO, the NEOs were entitled to accelerated time-based vesting of a percentage of their then-unvested RSUs (the “IPO Acceleration Percentage”).  For Dr. Taheri, the IPO Acceleration Percentage was
50%.
Severance Benefits under the Executive Severance Plan
Under the Executive Severance Plan, if a NEO’s employment is terminated by the executive officer due to “non-CIC good reason” or by us without “cause” (as such terms are defined in the Executive Severance Plan) not during the period that begins three months prior to and ends 12 months following a change in control, in each case provided that the executive delivers and allows to become effective a signed release of claims in our favor, the NEO will be entitled to (i) a cash severance payment equal to the sum of the executive’s then-current monthly based salary, multiplied by 15 for our Chief Executive Officer, if applicable, 12 for our Chief Financial
Officer and 9 months for our Senior Vice Presidents, plus a pro-rated target bonus for the year in which the termination occurs based on the period employed during such year, paid in two equal installments on the first payroll date following the date the release of claims is effective and the first payroll date following the six month anniversary of the release effective date, but not later than March
15th of the year following the year in which the termination occurs, (ii) payment by us of the premiums for continued group health coverage for up to 15 months for our Chief Executive Officer, if applicable, 12 months for our Chief Financial Officer, and 9 months for our Senior Vice Presidents, and (iii) for our Chief Executive Officer, if applicable, and Chief Financial Officer only, accelerated time-
based vesting of the unvested portion of the 25% of their then outstanding equity incentive awards.
Change in Control Severance Benefits under the Executive Severance Plan
Under the Executive Severance Plan, if a NEO’s employment is terminated by the executive officer due to “CIC good reason” or by the
Company without “cause” (as such terms are defined in the Executive Severance Plan) during the period that begins three months prior to and ends 12 months following a change in control, in each case provided that the executive delivers and allows to become effective a signed release of claims in our favor, the NEO will be entitled to (i) a cash severance payment equal to the sum of the executive’s then-current monthly based salary, multiplied by 15 for our Chief Financial Officer and Senior Vice Presidents, plus a pro-
rated target bonus for the year in which the termination occurs based on the period employed during such year, paid in a single lump sum on the first payroll date following the date the release of claims is effective, but not later than March 15th of the year following the year in which the termination occurs, (ii) payment by us of the premiums for continued group health coverage for up to 15 months for our Chief Financial Officer and Senior Vice Presidents, and (iii) accelerated time-based vesting of the unvested portion of the 100% of their then outstanding equity incentive awards.
Options and Similar Equity Awards
We do not currently grant new awards of stock options, stock appreciation rights, or similar option-like equity awards. Accordingly, we have no specific policy or practice on the timing of awards of such equity awards in relation to the disclosure of material nonpublic information. In the event we determine to grant new awards of stock options or similar equity awards, the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.
Health, Welfare and Retirement Benefits
All of our current NEOs are eligible to participate in our employee benefit plans, including our medical, dental, and vision insurance plans and 401(k) plan (as described below), in each case on the same basis as all of our other employees. We currently do not contribute to a retirement plan on behalf of employees other than our 401(k) plan.
We sponsor a qualified retirement plan that contains a cash or deferred feature that is intended to meet the requirements of Section
401(k) of the Code. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee’s interest in his or her salary deferral contributions is
100% vested when contributed. We have the ability to make discretionary matching contributions under the plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table presents information regarding outstanding equity awards for each of our NEOs as of December 31, 2024. All awards in the table below are subject to the terms and conditions of the Executive Severance Plan as described above.

		Stock Awards
Name(1)	Grant Date	Number of Shares or Units of Stock that Have Not Yet Vested (#)	Market Value of Shares or Units of Stock that Have Not Yet Vested (2) ($)
(a)	(b)	(c)	(d)
Dr. Walden C. Rhines	5/22/2025 (3)	31,250	126,563
Christopher Zegarelli	10/1/2025 (4)	415,914	1,684,452
Candace Jackson	11/17/2024 (5)	14,438	58,473
	4/1/2025 (6)	28,620	115,911
(1)Dr. Taheri is not included in the table because he did not have any outstanding equity awards as of December 31, 2025.
(2)The dollar amounts shown in column (d) are determined by multiplying the number of units reported in column (c) by $4.05 per share (the Company’s closing stock price on Nasdaq on December 31, 2025, the last trading day of fiscal 2025).
(3)The RSUs were granted to Dr. Rhines in connection with his service as a non-executive director of the Company. The RSUs vest on April 22, 2026.
(4)One-fourth of the RSUs vest on October 1, 2026, with the remainder vesting in equal quarterly installments until fully vested on October 1, 2029.
(5)One-fourth of the RSUs vested on October 1, 2025, and one-sixteenth of the RSUs vested on January 1, 2026, with the remainder vesting in equal quarterly installments until fully vested on October 1, 2028.
(6)One-sixteenth of the RSUS vested on each of April 8, 2025, July 1, 2025, October 1, 2025, and January 1, 2026, with the remainder vesting in equal quarterly installments until fully vested on January 1, 2029.

EQUITY COMPENSATION PLAN
INFORMATION
The Company currently maintains three equity incentive plans: the Amended and Restated 2014 Stock Incentive Plan (the “2014
Stock Incentive Plan”), the 2024 Stock Incentive Plan, and the 2024 Employee Stock Purchase Plan (the “ESPP”). All such plans have been approved by the Company’s stockholders. The following table provides certain information as of December 31, 2024, with respect to outstanding awards and shares of our common stock available for issuance under our equity compensation plans.

Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares of Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation plans approved by stockholders	2,627,036 (1)	—	3,269,831 (2)
Equity Compensation plans not approved by stockholders	—	—	—
Total	2,627,036	—	3,269,831
(1)Includes (i) for the 2024 Stock Incentive Plan, 2,286,645 shares subject to outstanding RSU awards; and (ii) for the 2014
Stock Incentive Plan, 340,391 shares subject to outstanding RSU awards.
(2)Includes 2,954,900 shares remaining available for issuance under the 2024 Stock Incentive Plan, including 1,539,367 shares that became available for issuance under the 2024 Stock Incentive Plan upon the cancellation, forfeiture, or withholding of awards under the 2014 Stock Incentive Plan; and 314,931 shares remaining available for issuance under the ESPP, in each case as of December 31, 2024. No new awards may be granted under the 2014 Stock Incentive Plan. The shares available under the 2024 Stock Incentive Plan may, subject to the plan’s limits, be used for any type of award authorized under the 2024
Stock Incentive Plan, including stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, and other awards specified therein. The number of shares available for issuance under the ESPP is presented before giving effect to any purchases that may be made under the ESPP during the offering period that began December 1,
2025.

BENEFICIAL OWNERSHIP OF CERTAIN
STOCKHOLDERS
The following table sets forth certain information, as of February 25, 2026, regarding the beneficial ownership of common stock for (i)
each person or entity known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock; (ii) each director and director nominee and each NEO named in the Summary Compensation Table; and (iii) the current directors and executive officers of the Company as a group. Except as indicated below, all shares of common stock are owned directly, and the indicated person or entity has sole voting and investment power with respect to all of the shares of common stock beneficially owned by such person or entity other than restricted stock, as to which a person has sole voting power but no dispositive power. In preparing this table, the Company has relied upon information supplied by its officers, directors and certain stockholders, in addition to information contained in filings with the SEC.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Shares of Common Stock (1)
More than 5% Stockholders:
Katherine S. Ngai-Pesic (2) (3)	9,353,886	29.7%
Iliya Pesic (2) (4)	5,379,899	17.1%
Yelena Pesic (2)	3,603,073	11.5%
Directors and NEOs:
Dr. Walden C. Rhines (4)	105,918	*
Christopher Zegarelli (5)	29,743	*
Candace Jackson (6)	6,354	*
Dr. Babak A. Taheri	538,748	1.7%
Katherine S. Ngai-Pesic (2) (3)	9,353,886	29.7%
Anita Ganti (4)	41,327	*
Dr. Hau L. Lee (4)	52,546	*
William H. Molloie, Jr. (4)	55,279	*
Anthony K. K. Ngai (4)	91,777	*
Iliya Pesic (2) (4)	5,379,899	17.1%
Jodi L. Shelton (4)	52,546	*
All Current Directors and Executive Officers as a Group (10):	15,167,873	47.9%
* Represents less than 1.0% of the outstanding shares of our common stock.
(1)The number of shares of common stock beneficially owned by a stockholder is based on SEC regulations regarding the beneficial ownership of securities. The number of shares of common stock beneficially owned by a person includes any shares of common stock that may be acquired within 60 days of February 25, 2026. The percentage of outstanding shares of common stock beneficially owned by a person is based on 31,423,487 shares of common stock outstanding as of February 25, 2026. Unless otherwise indicated, the percentage of outstanding shares of common stock beneficially owned by a person also assumes that no options to acquire shares of common stock held by other persons are exercised within 60 days of February 25, 2026.
(2)Pursuant to the Stockholders Agreement, the Principal Stockholders have the right to designate individuals as nominees for election to the Board, depending on their aggregate ownership percentage of the shares of our issued and outstanding common stock. Specifically, at any time the Principal Stockholders together beneficially own in the aggregate (i) fifty percent or more, they are entitled to designate four nominees; (ii) less than fifty percent but at least forty percent, they are entitled to designate three nominees; (iii) less than forty percent but at least twenty percent, they are entitled to designate two nominees, and (iv) less than twenty percent but at least ten percent, they are entitled to designate nominee. Further, the Stock-holders Agreement provides that the Reporting Persons will vote, or cause to be voted, all outstanding shares of our common stock beneficially owned by them at any annual or special meeting of stockholders at which directors are to be elected or removed, or in actions by written consent or otherwise so as to effectuate the provisions of the Stockholders Agreement, to take all necessary action in their capacity as stockholders of the Company, or to cause the election or removal of a designated director. All of the shares held by the Principal
Stockholders are subject to the Stockholders Agreement and the obligations and rights thereunder. The Principal Stockholders acknowledge and agree that they are acting as a "group" within the meaning of Section 13(d) of the Exchange Act, and such a
“group” would be deemed to beneficially own an aggregate of 20,118,590 shares of Common Stock, or 69.8% of the total number of shares outstanding as of February 25, 2026. Except as described above, each Principal Stockholder has sole power to vote and dispose of the shares owned by such Principal Stockholder and disclaims beneficial ownership of shares held by other members of the group.
(3)Includes 1,000,000 shares of common stock pledged as collateral for a loan with Jefferies Wealth Management and 31,250 RSUs that vest within 60 days of February 25, 2026.
(4)Includes 31,250 RSUs that vest within 60 days of February 25, 2026.
(5)Includes 6,250 RSUs that vest within 60 days of February 25, 2026.
(6)Includes 4,341 RSUs that vest within 60 days of February 25, 2026.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10 percent of a registered class of the Company’s equity securities to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendments thereto) with the SEC. Based solely on a review of forms filed with the SEC and written representations from executive officers and directors, we believe that all such reports that were required to be filed under Section 16(a) were timely filed, except that
(i) a Form 4 was filed late on for Anthony Ngai on September 15, 2026, with respect to five open market purchases of Common Stock;
(ii) due to administrative delays in connection with the government shutdown, a Form 3 and Form 4 were filed late for Christopher
Zegarelli on October 8, 2025, to report his initial holdings, one open market purchase of Common Stock on September 15, 2025, and an award of RSUs on October 1, 2025; and (iii) due to an administrative error, a Form 4 for Candace Jackson was filed late on
October 6, 2025, to report the withholding of shares of Common Stock to satisfy certain tax withholding obligations associated with the settlement of vested RSUs on October 1, 2025.

OTHER MATTERS
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Audit Committee charter and the Company’s Related Person Transaction Policy require the Audit Committee to review and approve all related party transactions and review and make recommendations to the full Board, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment agreements, change of control agreements, termination arrangements, and loans to employees made or guaranteed by our Company. Our Audit
Committee and our Board will only approve those related party transactions that, in light of known circumstances, are in, or are not inconsistent with, our best interests. All of the transactions described below were entered into prior to the adoption of the Related
Person Transaction Policy.
The following includes a summary of transactions since January 1, 2025 to which we have been a participant, in which the amount involved in the transaction exceeded the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under “Executive Compensation.”
Rental Properties Leased from Ms. Ngai-Pesic
The Company has a commercial lease agreement with Kipee International, Inc., a real estate entity controlled by Ms. Ngai-Pesic, for
Silvaco's corporate office in Santa Clara, California. In connection with this lease arrangement, the Company has made rent payments totaling $0.3 million since January 1, 2025. The lease expired on April 30, 2025, and the Company entered into a new commercial lease agreement, effective May 1, 2025, for a three-year period ending on April 30, 2028.
The Company has an international office lease with New Horizons (Cambridge) LTD (“NHC”) and had an international office lease with
New Horizons France (“NHF”) in Cambridgeshire, England and Grenoble, France, respectively. NHC and NHF are real estate entities owned and controlled by Ms. Ngai-Pesic. In connection with these lease arrangements, the Company has made rent payments totaling $0.3 million since January 1, 2025. The NHC lease will expire on December 31, 2029. The NHF lease will be terminated on
April 30, 2026.
Settlement Agreement and Apportionment Agreement
In May 2025, the Company, Ms. Ngai-Pesic, and Iliya Pesic (Ms. Ngai-Pesic and Mr. Pesic, collectively, the “Co-Defendants”) agreed to a settlement in connection with a trial court judgment awarded to certain of the former shareholders of Nangate, Inc. (the “Nangate
Parties”). The $32.5 million settlement (the “Settlement Payment”) consisted of an initial $16.0 million payment paid on June 17, 2025, and four quarterly installment payments of $4.1 million each, payable on August 15, 2025, November 14, 2025, February 13, 2026,
and May 15, 2026. In September 2025, the U.S. Court of Appeals for the Ninth Circuit reversed the fraud and breach of contract verdicts and the parties dismissed all claims, triggering an acceleration clause in the settlement agreement, resulting in the acceleration of the final installment of the Settlement Payment of $4.1 million from May 15, 2026, to February 13, 2026. Following the execution of the Settlement Agreement, the Co-Defendants executed an apportionment agreement with the Company under which the
Co-Defendants agreed to bear 25% of the Settlement Payment, or $8.1 million, with the Company bearing the remaining 75%. The final Settlement Payment was made by the Company on February 13, 2026.

PROPOSALS AND NOMINATIONS FOR 2027 ANNUAL MEETING OF STOCKHOLDERS
Stockholder Proposals and Nomination of Director Candidates Not Intended for Inclusion in Proxy Materials
A stockholder seeking to present a proposal or nominate a director for election to our Board at the 2027 annual meeting of stockholders but not intending for such proposal or nomination to be included in the proxy statement for the meeting in accordance with the Rule 14a-8 of Regulation S-K under the Exchange Act must comply with the advance notice requirements set forth in our
Bylaws. The Company’s Bylaws require a stockholder desiring to present a proposal or nominate a director for the 2027 annual meeting of stockholders to provide written notice to the Company’s Secretary at the Company’s principal executive offices (i) not later than December 12, 2026, 90 days prior to the one-year anniversary of the date this proxy statement is sent to stockholders, and not earlier than November 12, 2026, 120 days prior to such one-year anniversary, or (ii) if the date of the 2027 annual meeting of stockholders is more than 30 days before or after the one-year anniversary of the Annual Meeting, not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Other specifics regarding the notice procedures, including the required content of the notice, can be found in Section 2.3 of Article II of our Bylaws.  In addition to satisfying advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than those nominees nominated by the Company must provide notice that sets forth the information required by Rule 14a-19 under the
Exchange Act no later than February 21, 2027, which is 60 days prior to the anniversary date of the Annual Meeting. Unless the
Company receives notice in the manner specified above, the proxy holders shall have discretionary authority to vote for or against any such proposal presented at our 2027 annual meeting of stockholders.
Stockholder director nominations must be submitted in writing to:
Silvaco Group, Inc.
4701 Patrick Henry Drive, Building #23
Santa Clara, CA 95054
Attn: Corporate Secretary
Proposals for Inclusion in Proxy Materials
A stockholder seeking to have a proposal included in the Company’s proxy statement for the 2027 annual meeting of stockholders must comply with Rule 14a-8 under the Exchange Act, which sets forth the requirements for including stockholder proposals in
Company-sponsored proxy materials. In accordance with Rule 14a-8, any such proposal must be received by the Company’s
Secretary at the Company’s principal executive offices by November 12, 2026, which is 120 days prior to the one-year anniversary of the date this Proxy Statement was first mailed or made available to stockholders. However, if the date of the 2027 annual meeting of stockholders changes by more than 30 days from the one-year anniversary of the date of the Annual Meeting, then such proposals must be received a reasonable time before the Company begins to print and send its proxy materials for the 2027 annual meeting of stockholders.
Stockholder proposals or director nominations submitted to the Company’s Secretary that do not comply with the above requirements may be excluded from the Company’s proxy statement and/or may not be brought before the 2027 annual meeting of stockholders, as applicable.

QUESTIONS AND ANSWERS ABOUT THE
ANNUAL MEETING AND VOTING
PROCEDURES
Why did I receive a notice in the mail regarding Internet availability of the proxy materials instead of a paper copy of the proxy materials?
Pursuant to SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a
Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record, while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice to the beneficial owners. All stockholders will have the ability to access the proxy materials, including this Proxy Statement and our 2025 Annual Report, on the website referred to in the Notice or to request to receive a printed copy of the proxy materials. Instructions on how to request a printed copy by mail or electronically, including an option to request paper copies on an ongoing basis, may be found in the Notice and on the website referred to in the Notice. If a stockholder properly requests paper copies of this Proxy Statement, we intend to mail the Proxy
Statement, together with a proxy card, to such stockholder promptly within their request.
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will be asked to consider and vote on the following matter, as well as any other business properly brought before the Annual Meeting:
Proposal 1: Elect the seven nominees named in the Proxy Statement to the Board, each to serve for a one-year term expiring in
2027.
What are the Board’s recommendations on each of the proposals?
The Board recommends that stockholders vote “FOR” each of the Board’s nominees for election to the Board
Who is entitled to vote?
Only the holders of record of the shares of our common stock at the close of business on February 25, 2026 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder voting at the meeting, either via online attendance or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the Annual Meeting. As of the Record Date,
31,423,487 shares of common stock were outstanding.
May I attend the Annual Meeting?
We will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/svco2026.
Our Board annually considers the appropriate format of our annual meeting. Our virtual annual meeting allows stockholders to submit questions and comments before and during the meeting. After the Annual Meeting, we will spend up to 20 minutes answering in real-
time stockholder questions that comply with the meeting rules of conduct; the rules of conduct will be posted on the virtual meeting web portal. To the extent time doesn’t allow us to answer all of the appropriately submitted questions, we will answer them in writing on our investor relations website, at http://www.silvaco.com, soon after the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
The Annual Meeting webcast will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the Annual Meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at 8:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

What do I need in order to be able to participate in the Annual Meeting?
You will need the control number included on your Notice or your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received your proxy material by email) in order to be able to vote your shares or submit questions during the Annual Meeting. Instructions on how to connect to the Annual Meeting and participate via the
Internet, are posted at www.virtualshareholdermeeting.com/svco2026. If you do not have your control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares or submit questions during the Annual
Meeting.
We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
Why is the Company holding the Annual Meeting virtually?
We are embracing technology to provide expanded access, improved communication, reduced environmental impact and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate and ask questions from any location around the world and provides us an opportunity to give thoughtful responses. In addition, we intend that the virtual meeting format provide stockholders a similar level of transparency to the traditional in-person meeting format, and we take steps to ensure such an experience. Our stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person annual meeting of stockholders, including the ability to address management and/or the Board directly.
How do I vote?
You may vote by submitting a proxy or voting instructions prior to the Annual Meeting or you may vote while participating in the Annual
Meeting live via the Internet.
Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of common stock as a record holder and you are viewing this Proxy Statement on the Internet, you may vote by submitting a proxy over the Internet by following the instructions on the website referred to in the Notice previously mailed to you. If you hold your shares of common stock as a record holder and you are reviewing a printed copy of this Proxy Statement, you may vote your shares by completing, dating and signing the proxy card that was included with this Proxy Statement and promptly returning it in the preaddressed, postage paid envelope provided to you, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you vote by Internet or telephone, then you need not return a written proxy card by mail.
Submitting Voting Instructions for Shares Registered in Street Name. If you hold your shares of common stock in street name, which means your shares are held of record by a broker, bank or nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the
Internet and may also permit you to vote by telephone. In addition, if you received a printed copy of this Proxy Statement, you may submit your voting instructions by completing, dating and signing the voting instruction form that was included with this Proxy
Statement and promptly returning it in the preaddressed, postage paid envelope provided to you. If you vote by Internet or telephone, then you need not return a written voting instruction form by mail.
Vote During the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/svco2026

What is the deadline for voting my shares if I do not attend the Annual Meeting?
If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Eastern time on April 21,
2026, in order for your shares to be voted at the Annual Meeting. If you are a stockholder of record and you received a printed set of proxy materials, you also have the option of completing, signing, dating and returning the proxy card enclosed with the proxy materials before the Annual Meeting in order for your shares to be voted at the meeting. If you are a beneficial owner of shares of our common stock, please comply with the deadlines included in the voting instructions provided by the bank, broker or other nominee that holds your shares.
Can I revoke or change my vote after I submit my proxy or voting instructions?
A stockholder of record may revoke a previously submitted proxy at any time before it is exercised by (i) delivering a later dated proxy card or by submitting another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed);
(ii) delivering to the Corporate Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Annual
Meeting; or (iii) by voting live during the Annual Meeting. Simply participating in the Annual Meeting will not revoke your proxy. If your shares are held in “street name,” you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions. Any change to your proxy that is provided by telephone or the Internet must be submitted by 11:59 p.m. Eastern time on
April 21, 2026.
How will my shares be voted on the proposals at the Annual Meeting?
The shares of common stock represented by all properly submitted proxies will be voted at the Annual Meeting as instructed or, if no instruction is given, will be voted “FOR” each of the director nominees named in Proposal 1.
If you hold your shares of common stock in street name through a brokerage account and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. However, a broker cannot vote shares held in street name on non-routine matters unless the broker receives voting instructions from the street name holder.
Proposal 1  is considered non-routine. Accordingly, if you hold your shares of common stock in street name through a brokerage account and you do not submit voting instructions to your broker, your broker will not be permitted to vote your shares at the Annual
Meeting, and your shares will not be counted as present in person or by proxy for purposes of determining whether a quorum is present.
How will voting on any other business be conducted?
As to any other business that may properly come before the Annual Meeting, all properly submitted proxies will be voted by the proxyholders named in the proxy card, in their discretion. We do not presently know of any other business that may come before the
Annual Meeting.
What constitutes a quorum?
A majority in voting power of all outstanding shares of stock entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.
What vote is required to approve each proposal?
Proposal 1 — Election of Directors. Each director nominee will be elected at the Annual Meeting by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 1. This means that the seven candidates receiving the highest number of votes cast “FOR” their election will be elected. Proxies cannot be voted for a greater number of persons than the seven director nominees named in Proposal 1. This plurality voting standard is discussed further under
“Proposal 1 — Election of Directors — Vote Required.”

Note on “Withhold” votes. For purposes of determining the number of votes cast for Proposal 1, only shares voted “FOR” are counted. Votes withheld are not treated as votes cast on Proposal 1.
GENERAL INFORMATION
PROXY SOLICITATION EXPENSES
The cost of soliciting proxies will be borne by the Company. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the
Company’s common stock. Proxies may be solicited by directors, officers and employees of the Company in person or by mail, telephone, email or facsimile transmission, but such persons will not be specifically compensated therefor.
AVAILABLE INFORMATION
The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information electronically filed by the Company with the SEC are available without charge on the SEC’s website at http://www.sec.gov. These materials are also available free of charge in the Investors section of the Company’s website at http://www.silvaco.com as soon as reasonably practicable after they are filed or furnished with the SEC.
The Company will provide without charge to each person solicited hereby, upon the written or oral request of any such persons, copies of the Company’s 2025 Annual Report. Any exhibits listed in the 2025 Annual Report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Requests for such copies should be addressed to the following: Silvaco Group, Inc., 4701 Patrick Henry Drive, Building #23, Santa Clara, CA 95054, Attn: Corporate Secretary;
telephone (408) 567-1000.
You may also access additional information about the Company at our Internet address, http://www.silvaco.com. References to our website throughout this Proxy Statement are provided for convenience only and the content on our website does not constitute a part of this Proxy Statement.
HOUSEHOLDING
As permitted by the Exchange Act, only one copy of our proxy materials is being delivered to stockholders of record residing at the same address and who did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically, unless such stockholders have notified us of their desire to receive multiple copies of our proxy materials. This is known as householding. We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should contact us. Requests for additional copies or requests for householding for this year or future years should be directed in writing to our principal executive offices at 701 Patrick Henry Drive, Building #23, Santa
Clara, CA 95054, Attn: Corporate Secretary; telephone (408) 567-1000.
OTHER MATTERS
We do not know of any other matter that will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting or any adjournment(s) or postponement(s) thereof, which may properly be acted upon, the proxies solicited hereby will be voted at the discretion of the named proxy holders.
You may vote on the Internet, or if you are receiving a paper copy of this Proxy Statement, by telephone (if available), or by completing and mailing a proxy card or voting instruction form in the pre-addressed, postage paid envelope provided to you. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the meeting.
WE URGE YOU TO SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE WHETHER OR NOT YOU
EXPECT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. IF YOU ATTEND THE ANNUAL MEETING AND VOTE
IN PERSON, YOUR PROXY WILL NOT BE USED.

SILVACO

SILVACO GROUP, INC.
4701 PATRICK HENRY DRIVE, BLDG #23
SANTA CLARA, CA 95054

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 21, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SVCO2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 21, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84467-P46604

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SILVACO GROUP, INC.

The Board of Directors recommends that you vote FOR the following proposal:

1. Election of 7 Director Nominees

Nominees:	**For**	**Withhold**
1a. Cheemin Bo-Linn	☐	☐
1b. Anita Ganti	☐	☐
1c. Anthony Ngai	☐	☐
1d. Katherine Ngai-Pesic	☐	☐
1e. Iliya Pesic	☐	☐
1f. Walden Rhines	☐	☐
1g. Theodore L. Tewksbury	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V84468-P46604

SILVACO GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
APRIL 22, 2026 9:00 AM PDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Candace Jackson and Christopher Zegarelli, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SILVACO GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. PDT, on April 22, 2026, virtually at www.virtualshareholdermeeting.com/SVCO2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side